UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant: Vanguard Chester Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2014 – September 30, 2015

Item 1: Reports to Shareholders

Annual Report | September 30, 2015

Vanguard PRIMECAP Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangement.	30
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
				Total
				Returns
Vanguard PRIMECAP Fund
Investor Shares				-0.76%
Admiral™ Shares				-0.69
S&P 500 Index				-0.61
Multi-Cap Growth Funds Average				1.40
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$104.16	$96.99	$1.160	$5.708
Admiral Shares	108.08	100.53	1.403	5.913

1

Chairman’s Letter

Dear Shareholder,

Vanguard PRIMECAP Fund wasn’t immune to the challenges faced by the broad U.S. stock market over the fiscal year ended September 30, 2015. The fund’s collection of stocks is quite different from those held by its benchmark, the Standard & Poor’s 500 Index, as well as those that encompass the broad market. Over the 12 months, however, PRIMECAP’s subdued results looked a lot like those of both standards.

PRIMECAP returned about –1%, just slightly trailing its benchmark and finishing further behind the 1.40% average return of its multi-capitalization growth peers.

The advisor’s health care and information technology holdings, historically the sources of the fund’s heaviest sector exposure and greatest contributions to return, delivered subpar results for the period.

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

China’s economic woes weighed on U.S. stocks
The broad U.S. stock market returned–0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower growth in China.

2

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s hesitancy over the fragility of global markets.

International stocks returned about –11%, as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by the concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid the global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

Health care and tech stocks headed in the wrong direction

Outperformance has characterized overall results for the PRIMECAP Fund since its launch in 1984. But periods of underper-formance haven’t been unusual; such periods inevitably accompany the search for long-term outperformance. Because the fund’s holdings have historically not aligned with those of the benchmark, it’s possible for the fund to trail or trump its comparative standards. To reap the potential benefits of the fund’s strategy, you must have patience through intermittent periods of disappointment.

PRIMECAP Management Company, the fund’s advisor, takes a long-term approach to the investment process. The team employs deep research methods that include one-on-one meetings with company management, competitors, suppliers, and customers in its search for undervalued growth companies.

When PRIMECAP Management identifies the stocks of companies that meet its rigorous standards, it displays conviction and patience through both good times and bad. It typically holds those stocks unless

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.44%	0.35%	1.28%

The fund expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratios were 0.40% for Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Growth Funds.

4

and until they no longer fundamentally fit the portfolio or their valuations or business models have changed.

Over the recent fiscal year, health care and information technology stocks combined to account for more than 60 percent of PRIMECAP’s asset allocation, but neither sector was a standout. In both cases, the advisor’s holdings hurt performance, and part of the shortfall came from having zero or minimal exposure to companies that excelled.

PRIMECAP’s health care stocks returned less than 2%, compared with about 5% for those held by the benchmark. The fund’s pharmaceutical stocks did reasonably well but couldn’t offset weakness in biotech- nology. Some stocks in the sector were hurt by controversy over significant product price increases. PRIMECAP also lacked investments in thriving managed-care companies.

Results in information technology also disappointed: PRIMECAP’s IT stocks dipped about 3%, while those held by the benchmark rose 2%. Most of the performance gap was evident in the hardware industry; it had many more stragglers than stars, and the fund owned most of the stragglers. Software companies were a positive, but returns were further restrained by the fund’s holdings in communications equipment and semiconductor businesses.

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
PRIMECAP Fund Investor Shares	9.02%
S&P 500 Index	6.80
Multi-Cap Growth Funds Average	6.40
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover. But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow. A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.

Sources: Vanguard and Morningstar, Inc.

6

Consumer discretionary stocks, not a traditional stronghold for the fund, rose about 17% and delivered the largest contribution to return among the sectors. Much of the strength was concentrated among apparel retailers.

Returns for PRIMECAP’s industrial and financial stocks were generally muted, but the advisor’s holdings in those sectors outpaced those of the benchmark. The remaining sectors accounted for only about 5% of the fund’s exposure on average over the period, with no utility holdings. PRIMECAP’s energy stocks declined sharply as low oil prices continued to weigh on the sector, but the small allocation limited the damage to returns.

For more about the advisor’s strategy and the fund’s positioning during the 12 months, please see the Advisor’s Report that follows this letter.

The advisor’s longrange focus helped lift results over ten years

Both the PRIMECAP Fund’s performance over the past decade and its path to that performance were rooted in the advisor’s philosophy and strategy of investing with conviction and a long-term lens.

For the ten years ended September 30, 2015, the fund’s Investor Shares registered an average annual return of 9.02%, more than 2 percentage points ahead of both its market benchmark and the average return of its peers. The period included a four-year stretch––fiscal years 2009–2012––in which the fund trailed either its benchmark, its peer average, or both.

Although PRIMECAP’s stock holdings and sector allocation at times didn’t match market trends or investor sentiment, the advisor stuck firmly with its plan, and some of the stocks it held during the leaner years rebounded strongly in the most recent ones.

Along with the advisor’s experience and skill, the fund’s shareholders benefited from relatively low investment expenses. Lower costs allow shareholders to pocket more of the fund’s returns.

A dose of discipline is crucial when markets become volatile

The broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—but that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t

7

respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more about the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be key as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2015

8

Advisor’s Report

For the fiscal year ended September 30, 2015, Vanguard PRIMECAP Fund returned –0.76% for Investor Shares and –0.69% for Admiral Shares. These results trailed both the –0.61% return of the fund’s benchmark, the unmanaged Standard & Poor’s 500 Index, and the 1.40% average return of its multi-capitalization growth fund competitors. Favorable sector allocations, including an underweight position in energy and overweight positions in health care and information technology, were roughly offset by unfavorable stock selection in the same sectors.

The investment environment

Despite a record close on May 21, 2015, the S&P 500 Index delivered a slightly negative total return over the past 12 months, as global growth concerns weighed on equity values late in the fiscal year.

The U.S. economy expanded at a modest pace, as real gross domestic product (GDP) growth averaged approximately 2% during the three quarters ended June 30. The labor market continued to improve, with the unemployment rate declining to 5.1% at the end of September. Monetary policy remained highly accommodative, as the Federal Open Market Committee maintained its 0%–0.25% target for the federal funds rate. The dollar appreciated significantly, driven by the relative strength of the U.S. economy. Over the past 12 months, the price of West Texas Intermediate crude oil declined by approximately 50%.

Concerns about China’s economic health intensified as the year progressed. The Shanghai Stock Exchange Composite Index experienced significant volatility, which reverberated across the global financial markets. U.S. investors tried to assess the impact a slowing Chinese economy may have on the domestic economic recovery.

Outlook for U.S. equities

We find U.S. equities to be fairly valued at current levels. As of September 30, the S&P 500 Index was trading for approximately 16 times the next 12 months’ earnings, a reasonable valuation by historical standards, though the index appears more expensive based on price/ sales ratio because profit margins are near all-time highs. We continue to believe that many individual stocks are attractively valued and that stocks represent a more attractive investment than bonds at current prices.

Portfolio update and outlook

For the 12 months ended September 30, the portfolio was overweighted in information technology, health care, and industrial stocks. These sectors constituted more than 75% of the fund’s holdings on average (compared with a 45% combined average weighting in the S&P 500 Index).

Favorable sector allocations, notably in energy (underweight), health care (overweight), and information technology (overweight), were mostly offset by unfavorable stock selection. Negative

9

stock selection, primarily in information technology, health care, and energy, more than offset positive stock selection, primarily in industrials and consumer discretionary.

Unfavorable stock selection in information technology was driven by Micron (–56%), Hewlett-Packard (–26%), Alibaba (–34%), QUALCOMM (–26%), NetApp (–30%), and the fund’s underweight position in Apple (+11%). In the health care sector, unfavorable selection was driven by Biogen (–12%) and Roche (–8%), and by not owning managed care companies, which performed well. In the energy sector, unfavorable selection was led by Transocean (–56%) and Noble Energy (–55%). In the industrial sector, Alaska Air Group (+84%) and Southwest Airlines (+13%) drove most of the outperformance. The largest positive contributors in the consumer discretionary sector were L Brands (+41%), Ross Stores (+29%), Sony (+36%), TJX (+22%), and Carnival (+27%).

Energy

The fund remains significantly underweighted in energy, which was the worst-performing sector in the S&P 500 Index over the 12 months. We do not believe we are able to predict the direction of oil prices with any certainty; we believe, however, that technological innovation may exert downward pressure on the price of oil over the long term. Advancements such as hydraulic fracturing may continue to lower the cost of production, while new technologies such as vehicle electrification may reduce oil demand.

We have found few compelling investments within the sector, as the valuations of many companies would require a rebound in oil prices to be attractive. While such a scenario is possible, we do not want to invest with a thesis predicated on higher oil prices. Oil prices also have an impact on our investments outside of the energy sector. We believe certain holdings, such as airlines (overweight) and cruise lines (overweight), may continue to benefit from lower input costs if current oil prices persist; other holdings, such as some industrial companies, may continue to face weaker demand from energy-related customers at current oil prices.

Industrials

Within industrials, we continue to find our investments in airlines attractive. The industry has consolidated significantly, and the four largest airlines now control over 80% of total capacity. Management teams are increasingly focused on generating adequate returns on capital, rather than chasing unprofitable market share. Domestic capacity has been reduced since 2007, and utilization is high. In light of these industry dynamics, strong free cash flow, and low valuation multiples, we continue to remain overweighted in airlines.

Technology

We believe that our holdings within information technology represent compelling investments. A major technological shift is under way as software, storage, and computing power continue to move to the “cloud,” where clients can rent these services over the internet. This shift is

10

helping to enable new “big data” and mobility applications, while simultaneously increasing demand for certain types of storage and processing infrastructure. Although these trends have mixed implications for some holdings with legacy technology, these companies’ strong competitive positions, cash-rich balance sheets, and healthy cash-flow generation enable them to invest ample resources in cloud-based offerings. In addition, we believe the low valuation multiples assigned to many of these stocks more than adequately reflect the risks associated with this transition.

Health care

While health care stock selection has been a significant detractor from the fund’s results over the last 12 months, we feel that the industry’s long-term outlook remains favorable. Increasing demand for health care products will be driven by demographic trends as well as the industry’s ability to develop new and more effective therapies. The industry’s pipeline includes promising new treatments for cancer, Alzheimer’s, and autoimmune diseases. In addition, the reduction in the cost of genetic sequencing may result in new breakthroughs in drug development. With the recent pullback in health care stocks, valuations of large-cap biotech and pharmaceutical companies are reasonable, with some trading at a discount to the S&P 500 Index price/earnings multiple, in spite of their superior growth profiles.

Tempering our positive outlook is the nearer-term uncertainty over reimbursement and pricing. Earlier this year, Pharmacy Benefit Managers extracted higher-than-expected pricing concessions from AbbVie and Gilead as the two firms competed for market share with their new hepatitis C drugs. Proposals in the U.S. presidential campaign to reduce pharmaceutical spending have again raised the specter of government-negotiated or mandated pricing. While we are mindful of these potential negatives, we believe that companies with novel drug treatments that provide significant benefits over existing therapies will continue to receive favorable reimbursement from payors.

Conclusion

We remain committed to our investment philosophy, which is to invest in attractively priced stocks for the long term. This “bottom-up” approach often results in a portfolio that bears little resemblance to a market index; therefore, our results often deviate substantially from those of the index. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company October 14, 2015

11

PRIMECAP Fund

Fund Profile
As of September 30, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VPMCX		VPMAX
Expense Ratio[1]	0.44%		0.35%
30-Day SEC Yield	1.36%		1.43%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	128	505	4,000
Median Market Cap	$59.9B	$75.8B	$46.5B
Price/Earnings Ratio	20.0x	18.9x	20.2x
Price/Book Ratio	3.4x	2.6x	2.5x
Return on Equity	18.7%	18.2%	17.2%
Earnings Growth
Rate	8.4%	9.8%	10.1%
Dividend Yield	1.8%	2.3%	2.1%
Foreign Holdings	11.5%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term
Reserves	3.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	8.9%	13.1%	13.7%
Consumer Staples	0.6	9.9	8.7
Energy	1.6	6.9	6.3
Financials	6.4	16.5	18.3
Health Care	30.3	14.7	14.4
Industrials	15.9	10.1	10.6
Information
Technology	33.4	20.4	19.6
Materials	1.9	2.8	3.1
Telecommunication
Services	1.0	2.4	2.1
Utilities	0.0	3.2	3.2

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.88	0.89
Beta	0.94	0.93
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	6.5%
Eli Lilly & Co.	Pharmaceuticals	5.7
Amgen Inc.	Biotechnology	5.1
Adobe Systems Inc.	Application Software	4.2
Google Inc.	Internet Software &
	Services	4.2
Texas Instruments Inc.	Semiconductors	4.0
Microsoft Corp.	Systems Software	4.0
Roche Holding AG	Pharmaceuticals	3.5
FedEx Corp.	Air Freight &
	Logistics	3.2
Southwest Airlines Co.	Airlines	3.1
Top Ten		43.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratios were 0.40% for Investor Shares and 0.34% for Admiral Shares.

12

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	PRIMECAP Fund*Investor Shares	-0.76%	14.50%	9.02%	$23,720
••••••••	S&P 500 Index	-0.61	13.34	6.80	19,305
– – – –	Multi-Cap Growth Funds Average	1.40	12.02	6.40	18,592
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	-0.55	13.26	7.06	19,778
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
PRIMECAP Fund Admiral Shares		-0.69%	14.60%	9.13%	$119,821
S&P 500 Index		-0.61	13.34	6.80	96,526
Dow Jones U.S. Total Stock Market Float
Adjusted Index		-0.55	13.26	7.06	98,892

See Financial Highlights for dividend and capital gains information.

13

PRIMECAP Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

PRIMECAP Fund Investor Shares

S&P 500 Index

14

PRIMECAP Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.0%)
Consumer Discretionary (8.6%)
	L Brands Inc.	10,487,493	945,238
	TJX Cos. Inc.	6,875,000	491,012
	Walt Disney Co.	4,700,000	480,340
	Ross Stores Inc.	9,045,200	438,421
*	Sony Corp. ADR	16,305,000	399,472
	Carnival Corp.	7,176,500	356,672
*	Bed Bath & Beyond Inc.	2,300,975	131,202
	Royal Caribbean Cruises
	Ltd.	1,250,000	111,363
*	Amazon.com Inc.	188,065	96,269
	VF Corp.	772,400	52,685
	Time Warner Cable Inc.	293,304	52,610
	Whirlpool Corp.	325,000	47,860
	Newell Rubbermaid Inc.	475,000	18,862
	Las Vegas Sands Corp.	400,000	15,188
*	CarMax Inc.	161,100	9,556
	Marriott International Inc.
	Class A	120,000	8,184
	Hilton Worldwide
	Holdings Inc.	220,000	5,047
	Comcast Corp. Class A	52,800	3,003
			3,662,984
Consumer Staples (0.6%)
	CVS Health Corp.	2,214,065	213,613
	Tyson Foods Inc. Class A	835,000	35,988
			249,601
Energy (1.6%)
	Schlumberger Ltd.	2,935,900	202,489
	EOG Resources Inc.	2,270,000	165,256
^	Transocean Ltd.	10,156,379	131,221
	Noble Energy Inc.	2,600,000	78,468
	Exxon Mobil Corp.	615,000	45,725
	National Oilwell Varco Inc.	580,000	21,837
*	Cameron International
	Corp.	186,200	11,418
*	Southwestern Energy Co.	593,779	7,535

			Market
			Value
		Shares	($000)
	Cabot Oil & Gas Corp.	290,000	6,339
	Encana Corp.	500,000	3,220
*	Petroleo Brasileiro SA ADR
	Type A	600,000	2,208
*,^	Petroleo Brasileiro SA ADR 400,000		1,740
			677,456
Financials (6.2%)
	Charles Schwab Corp.	26,048,100	743,934
	Marsh & McLennan
	Cos. Inc.	10,963,782	572,529
	Wells Fargo & Co.	9,070,000	465,745
	Chubb Corp.	1,695,000	207,892
	Progressive Corp.	6,433,000	197,107
	JPMorgan Chase & Co.	3,210,000	195,714
	US Bancorp	2,625,000	107,651
	CME Group Inc.	806,150	74,762
	Discover Financial
	Services	1,076,100	55,946
	American Express Co.	422,100	31,290
			2,652,570
Health Care (29.4%)
*	Biogen Inc.	9,455,200	2,759,122
	Eli Lilly & Co.	29,110,000	2,436,216
	Amgen Inc.	15,557,800	2,151,955
	Roche Holding AG	5,681,300	1,508,224
	Novartis AG ADR	12,353,965	1,135,576
	Medtronic plc	8,626,952	577,488
	Johnson & Johnson	5,889,500	549,785
*	Boston Scientific Corp.	27,842,560	456,896
	Thermo Fisher Scientific
	Inc.	2,614,213	319,666
	Abbott Laboratories	6,607,034	265,735
	GlaxoSmithKline plc ADR	3,100,000	119,195
	Sanofi ADR	1,600,000	75,952
	AbbVie Inc.	750,000	40,808
	Zimmer Biomet Holdings
	Inc.	340,000	31,936
	Agilent Technologies Inc.	880,500	30,228

15

PRIMECAP Fund

			Market
			Value
		Shares	($000)
	Stryker Corp.	250,000	23,525
	AstraZeneca plc ADR	121,100	3,853
			12,486,160
Industrials (15.4%)
	FedEx Corp.	9,470,068	1,363,500
1	Southwest Airlines Co.	34,198,300	1,300,903
	Airbus Group SE	11,021,564	652,701
1	Alaska Air Group Inc.	6,656,800	528,883
	Honeywell International
	Inc.	3,600,000	340,884
	Union Pacific Corp.	3,567,400	315,394
*	United Continental
	Holdings Inc.	5,380,800	285,451
	Caterpillar Inc.	4,085,000	266,996
	United Parcel Service Inc.
	Class B	2,181,070	215,250
	Delta Air Lines Inc.	4,518,000	202,723
	Deere & Co.	2,545,500	188,367
	Boeing Co.	1,275,000	166,961
	American Airlines Group
	Inc.	3,845,000	149,301
	United Technologies
	Corp.	1,087,000	96,732
	CH Robinson Worldwide
	Inc.	1,337,950	90,686
	Safran SA	1,036,800	77,959
	Rockwell Automation Inc.	750,000	76,103
	Pentair plc	1,480,000	75,539
	CSX Corp.	2,265,000	60,929
	Expeditors International
	of Washington Inc.	750,000	35,288
*	Hertz Global Holdings Inc.	2,090,000	34,966
	Norfolk Southern Corp.	196,100	14,982
	Republic Services Inc.
	Class A	17,000	700
			6,541,198
Information Technology (32.5%)
*	Adobe Systems Inc.	21,710,070	1,785,002
	Texas Instruments Inc.	34,447,100	1,705,820
	Microsoft Corp.	38,467,300	1,702,563
*	Google Inc. Class A	1,419,843	906,385
*	Google Inc. Class C	1,425,903	867,548
	Hewlett-Packard Co.	25,390,885	650,261
	Intel Corp.	17,810,500	536,808
	QUALCOMM Inc.	9,130,050	490,558
	Intuit Inc.	5,225,000	463,719
	EMC Corp./MA	17,094,600	413,005
*	Micron Technology Inc.	26,655,000	399,292
	NetApp Inc.	13,301,800	393,733
*	Alibaba Group Holding
	Ltd. ADR	6,393,100	377,001
	Telefonaktiebolaget LM
	Ericsson ADR	35,998,004	352,060
	Cisco Systems Inc.	12,943,050	339,755

			Market
			Value
		Shares	($000)
	NVIDIA Corp.	12,675,000	312,439
	Visa Inc. Class A	4,021,600	280,145
	Oracle Corp.	7,535,000	272,164
	KLA-Tencor Corp.	4,848,100	242,405
	Activision Blizzard Inc.	6,183,300	191,002
1	Plantronics Inc.	3,701,500	188,221
	Analog Devices Inc.	2,260,000	127,487
	Broadcom Corp. Class A	2,450,000	126,003
	SanDisk Corp.	2,211,416	120,146
	Corning Inc.	5,243,200	89,764
*,^	BlackBerry Ltd.	10,438,600	63,989
	Apple Inc.	552,000	60,886
*	PayPal Holdings Inc.	1,688,200	52,402
	MasterCard Inc. Class A	532,500	47,989
*	eBay Inc.	1,688,200	41,260
*	Entegris Inc.	2,583,472	34,076
*	Rambus Inc.	2,685,000	31,683
*	Yahoo! Inc.	993,100	28,710
*	F5 Networks Inc.	197,400	22,859
	Altera Corp.	425,000	21,284
*	salesforce.com inc	277,300	19,253
	Applied Materials Inc.	970,000	14,249
*	Keysight Technologies Inc.	340,000	10,486
	ASML Holding NV	98,175	8,637
*	Twitter Inc.	161,000	4,337
			13,795,386
Materials (1.8%)
	Monsanto Co.	6,250,125	533,386
	Potash Corp. of
	Saskatchewan Inc.	5,619,200	115,474
	Praxair Inc.	925,000	94,220
	Celanese Corp. Class A	535,000	31,656
	LyondellBasell Industries
	NV Class A	9,400	784
			775,520
Telecommunication Services (0.9%)
	AT&T Inc.	12,371,642	403,068
Total Common Stocks
(Cost $21,274,136)			41,243,943
Temporary Cash Investment (3.5%)
Money Market Fund (3.5%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.189%
	(Cost $1,481,214) 1,481,214,063		1,481,214
Total Investments (100.5%)
(Cost $22,755,350)			42,725,157

16

PRIMECAP Fund

Amount
($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard	3,954

Receivables for Investment Securities Sold 6,871

Receivables for Accrued Income	39,806
Receivables for Capital Shares Issued	27,515
Total Other Assets	78,146
Liabilities
Payables for Investment Securities
Purchased	(96,820)
Collateral for Securities on Loan	(91,148)
Payables to Investment Advisor	(22,093)
Payables for Capital Shares Redeemed	(20,043)
Payables to Vanguard	(58,317)
Other Liabilities	(650)
Total Liabilities	(289,071)
Net Assets (100%)	42,514,232

At September 30, 2015, net assets consisted of:

Amount ($000)

Paid-in Capital	20,300,163
Undistributed Net Investment Income	333,810
Accumulated Net Realized Gains	1,911,255
Unrealized Appreciation (Depreciation)
Investment Securities	19,969,807
Foreign Currencies	(803)
Net Assets	42,514,232

Investor Shares—Net Assets
Applicable to 79,811,966 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,741,140
Net Asset Value Per Share—
Investor Shares	$96.99

Admiral Shares—Net Assets
Applicable to 345,905,182 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,773,092
Net Asset Value Per Share—
Admiral Shares	$100.53

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $89,226,000.
  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $91,148,000 of collateral received for securities on loan. ADR—American Depositary Receipt.
  See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends[1]	785,967
Interest	2,890
Securities Lending	8,346
Total Income	797,203
Expenses
Investment Advisory Fees—Note B	90,148
The Vanguard Group—Note C
Management and Administrative—Investor Shares	19,150
Management and Administrative—Admiral Shares	46,351
Marketing and Distribution—Investor Shares	1,594
Marketing and Distribution—Admiral Shares	3,670
Custodian Fees	673
Auditing Fees	31
Shareholders’ Reports—Investor Shares	27
Shareholders’ Reports—Admiral Shares	52
Trustees’ Fees and Expenses	73
Total Expenses	161,769
Net Investment Income	635,434
Realized Net Gain (Loss)
Investment Securities Sold	2,666,442
Foreign Currencies	(485)
Realized Net Gain (Loss)	2,665,957
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,527,564)
Foreign Currencies	35
Change in Unrealized Appreciation (Depreciation)	(3,527,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	(226,138)
1 Dividends are net of foreign withholding taxes of $17,976,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	635,434	504,330
Realized Net Gain (Loss)	2,665,957	2,269,913
Change in Unrealized Appreciation (Depreciation)	(3,527,529)	6,117,551
Net Increase (Decrease) in Net Assets Resulting from Operations	(226,138)	8,891,794
Distributions
Net Investment Income
Investor Shares	(107,352)	(118,024)
Admiral Shares	(448,560)	(253,860)
Realized Capital Gain[1]
Investor Shares	(528,247)	(532,238)
Admiral Shares	(1,890,474)	(1,009,500)
Total Distributions	(2,974,633)	(1,913,622)
Capital Share Transactions
Investor Shares	(5,130,078)	(2,143,518)
Admiral Shares	6,589,734	3,232,612
Net Increase (Decrease) from Capital Share Transactions	1,459,656	1,089,094
Total Increase (Decrease)	(1,741,115)	8,067,266
Net Assets
Beginning of Period	44,255,347	36,188,081
End of Period[2]	42,514,232	44,255,347

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $17,373,000 and $8,179,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $333,810,000 and $318,267,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$104.16	$87.83	$69.39	$58.46	$60.36
Investment Operations
Net Investment Income	1.329	1.124	1.033	.866	.651
Net Realized and Unrealized Gain (Loss)
on Investments	(1.631)	19.812	19.093	12.857	(1.266)
Total from Investment Operations	(. 302)	20.936	20.126	13.723	(.615)
Distributions
Dividends from Net Investment Income	(1.160)	(.836)	(. 965)	(. 689)	(.614)
Distributions from Realized Capital Gains	(5.708)	(3.770)	(.721)	(2.104)	(.671)
Total Distributions	(6.868)	(4.606)	(1.686)	(2.793)	(1.285)
Net Asset Value, End of Period	$96.99	$104.16	$87.83	$69.39	$58.46

Total Return[1]	-0.76%	24.72%	29.63%	24.17%	-1.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,741	$13,273	$13,059	$13,632	$14,359
Ratio of Total Expenses to Average Net Assets	0.40%	0.44%	0.45%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.17%	1.32%	1.30%	0.95%
Portfolio Turnover Rate	9%	11%	5%	6%	8%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$108.08	$91.15	$72.03	$60.69	$62.65
Investment Operations
Net Investment Income	1.550	1.286	1.178	.974	.738
Net Realized and Unrealized Gain (Loss)
on Investments	(1.784)	20.536	19.769	13.333	(1.319)
Total from Investment Operations	(.234)	21.822	20.947	14.307	(. 581)
Distributions
Dividends from Net Investment Income	(1.403)	(.983)	(1.079)	(.785)	(.683)
Distributions from Realized Capital Gains	(5.913)	(3.909)	(.748)	(2.182)	(. 696)
Total Distributions	(7.316)	(4.892)	(1.827)	(2.967)	(1.379)
Net Asset Value, End of Period	$100.53	$108.08	$91.15	$72.03	$60.69

Total Return[1]	-0.69%	24.85%	29.73%	24.29%	-1.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,773	$30,982	$23,129	$15,978	$11,088
Ratio of Total Expenses to Average Net Assets	0.34%	0.35%	0.36%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.26%	1.41%	1.39%	1.04%
Portfolio Turnover Rate	9%	11%	5%	6%	8%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however,

22

PRIMECAP Fund

such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2015, the investment advisory fee represented an effective annual rate of 0.20% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $3,954,000, representing 0.01% of the fund’s net assets and 1.58% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

23

PRIMECAP Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	39,005,059	2,238,884	—
Temporary Cash Investments	1,481,214	—	—
Total	40,486,273	2,238,884	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2015, the fund realized net foreign currency losses of $485,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $63,494,000 from undistributed net investment income, and $325,228,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $388,961,000 of ordinary income and $1,912,535,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $22,755,350,000. Net unrealized appreciation of investment securities for tax purposes was $19,969,807,000, consisting of unrealized gains of $21,301,535,000 on securities that had risen in value since their purchase and $1,331,728,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2015, the fund purchased $3,784,387,000 of investment securities and sold $4,338,842,000 of investment securities, other than temporary cash investments.

24

PRIMECAP Fund

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	736,805	7,078	603,070	6,273
Issued in Lieu of Cash Distributions	625,187	5,989	642,435	7,204
Redeemed	(6,492,070)	(60,686)	(3,389,023)	(34,742)
Net Increase (Decrease)—Investor Shares	(5,130,078)	(47,619)	(2,143,518)	(21,265)
Admiral Shares
Issued	7,079,989	63,906	4,000,605	39,585
Issued in Lieu of Cash Distributions	2,216,430	20,496	1,203,134	13,011
Redeemed	(2,706,685)	(25,167)	(1,971,127)	(19,659)
Net Increase (Decrease) —Admiral Shares	6,589,734	59,235	3,232,612	32,937

H. Certain of the fund’s investments were in companies that were considered to be affiliated companies of the fund because the fund owned more than 5% of the outstanding voting securities of the company or the issuer was another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Alaska Air Group Inc.	NA2	29,112	—	4,700	—	528,883
Plantronics Inc.	176,858	—	—	2,221	—	188,221
Southwest Airlines Co.	1,167,068	19,452	35,964	9,250	—	1,300,903
Vanguard Market Liquidity Fund	1,831,829	NA [3]	NA [3]	2,890	—	1,481,214
Total	3,175,755			19,061	—	3,499,221
1 Includes net realized gain (loss) on affiliated investment securities sold of $22,990,000.
2 Not applicable—at September 30, 2014, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (constituting a separate portfolio of Vanguard Chester Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,726,520,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $573,285,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 97.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares

Periods Ended September 30, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-0.76%	14.50%	9.02%
Returns After Taxes on Distributions	-2.22	13.59	8.18
Returns After Taxes on Distributions and Sale of Fund Shares	0.93	11.68	7.35

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$922.31	$1.83
Admiral Shares	1,000.00	922.55	1.59
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.16	$1.93
Admiral Shares	1,000.00	1,023.41	1.67

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

29

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies that have long-term growth potential overlooked by the market. The multi-counselor approach employed by PRIMECAP Management is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The firm’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP Management has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112015

Annual Report | September 30, 2015

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2010 Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.	10
Target Retirement 2010 Fund.	21
Target Retirement 2015 Fund.	32
Target Retirement 2020 Fund.	43
Target Retirement 2025 Fund.	54
Target Retirement 2030 Fund.	65
Your Fund’s After-Tax Returns.	78
About Your Fund’s Expenses.	80
Glossary.	82

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
Total
Returns
Vanguard Target Retirement Income Fund	0.18%
Target Income Composite Index	0.31
Mixed-Asset Target Today Funds Average	-1.53
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2010 Fund	0.06%
Target 2010 Composite Index	0.13
Mixed-Asset Target 2010 Funds Average	-1.87
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2015 Fund	-0.66%
Target 2015 Composite Index	-0.61
Mixed-Asset Target 2015 Funds Average	-1.95
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2020 Fund	-1.13%
Target 2020 Composite Index	-1.06
Mixed-Asset Target 2020 Funds Average	-2.07
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2025 Fund	-1.60%
Target 2025 Composite Index	-1.61
Mixed-Asset Target 2025 Funds Average	-2.53
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2030 Fund	-2.16%
Target 2030 Composite Index	-2.17
Mixed-Asset Target 2030 Funds Average	-3.07
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Letter

Dear Shareholder,

The fiscal year ended September 30, 2015, was a volatile one for the world’s financial markets. After notching an impressive advance in the first half, U.S. stocks reversed course, but they still held up significantly better than their international counterparts.

Bonds generally outperformed stocks for the period. International bond results differed significantly depending on whether they were hedged or unhedged for currency effects, a point I’ll revisit later in this letter.

Returns for the six Vanguard Target Retirement Funds covered in this report ranged from about –2% for the Vanguard Target Retirement 2030 Fund to less than 1% for Vanguard Target Retirement Income Fund. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.) Given the investment environment, it’s not surprising that the funds with more exposure to bonds and less to stocks performed best.

I mentioned in my last letter to you that the Vanguard Target Retirement Funds would expand their international exposure by the end of 2015, further enhancing the diversification of your investments. With the transition complete, international stocks now account for 40% of the overall equity portfolio, and international bonds make up 30% of the overall fixed income portfolio.

China’s economic woes weighed on global stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11% as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the weakness of international currencies relative to the dollar. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

More conservative funds fared best amid volatility

Vanguard Target Retirement Funds offer a diversified portfolio within a single fund that adjusts its underlying asset mix over time. As the investor’s retirement date approaches, the portfolio shifts from a growth-oriented, stock-heavy asset allocation to an emphasis on income-generating fixed income securities.

Once its target date is reached, each fund continues to adjust until it enters an income phase, when it converts to the Target Retirement Income Fund. That fund, which represents a static allocation of about 70% bonds and 30% stocks, is mostly focused on helping investors generate income and preserve their wealth.

As I mentioned, bonds outperformed stocks for the most recent 12 months. Mirroring this broad trend, the more conservative of the Target Retirement Funds—those holding more bonds and less stocks—fared

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.16%	0.52%
Target Retirement 2010 Fund	0.16	0.56
Target Retirement 2015 Fund	0.16	0.47
Target Retirement 2020 Fund	0.16	0.55
Target Retirement 2025 Fund	0.17	0.48
Target Retirement 2030 Fund	0.17	0.54

The fund expense figures shown—drawn from the prospectus dated January 27, 2015—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.14% for the Income Fund, 0.14% for the 2010 Fund, 0.14% for the 2015 Fund, 0.14% for the 2020 Fund, 0.15% for the 2025 Fund, and 0.15% for the 2030 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Income Fund, Mixed-Asset Target Today Funds Average; for the 2010 Fund, Mixed-Asset Target 2010 Funds; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds; and for the Target Retirement 2030 Fund, Mixed-Asset Target 2030 Funds.

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Target Retirement Income Fund	4.96%
Target Income Composite Index	4.99
Spliced Mixed-Asset Target Today Funds Average	3.64
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2010 Fund (Returns since inception: 6/7/2006)	5.31%
Target 2010 Composite Index	5.32
Mixed-Asset Target 2010 Funds Average	3.88
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2015 Fund	5.30%
Target 2015 Composite Index	5.30
Mixed-Asset Target 2015 Funds Average	3.84
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2020 Fund (Returns since inception: 6/7/2006)	5.59%
Target 2020 Composite Index	5.70
Mixed-Asset Target 2020 Funds Average	4.12
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2025 Fund	5.41%
Target 2025 Composite Index	5.52
Mixed-Asset Target 2025 Funds Average	4.51
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2030 Fund (Returns since inception: 6/7/2006)	5.56%
Target 2030 Composite Index	5.68
Mixed-Asset Target 2030 Funds Average	4.26
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

best. Not surprisingly, the Income Fund was the group’s top performer, and the Target Retirement 2030 Fund, which has the largest allocation to stocks, had the poorest results. Returns for the four other funds fell in between.

These results, of course, largely reflect the performance of the five underlying portfolios that make up the Target Retirement Funds—Vanguard Total Stock Market Index Fund, Vanguard Total International Stock Index Fund, Vanguard Total Bond Market II Index Fund, Vanguard Total International Bond Index Fund, and Vanguard Short-Term Inflation-Protected Securities Index Fund.

Vanguard Total International Bond Index Fund, which provides broad exposure to non-U.S. investment-grade bonds, was the top performer among the underlying portfolios, returning 3.12%. Vanguard Total Bond Market II Index Fund—which offers broad exposure to the U.S. investment-grade fixed income market—was next in line, returning 2.78%. Global fixed income markets benefited as investors sought solace from the stock markets’ heightened volatility.

Currency hedging, as I mentioned, was a distinguishing factor in the performance of international bonds. The Total International

In stormy markets, target-date funds can help you stay on course

At Vanguard, we advise investors to avoid overreacting to market noise. But we realize that market turmoil, such as that experienced in recent months, can trigger even seasoned investors to make investment decisions based on emotion.

That’s where target-date funds can help. A Vanguard study of defined-contribution retirement plans found that the increasing use of target-date funds is dramatically improving investor behavior.

Target-date investors, it seems, are better able to weather market volatility and stick with their investment plan—probably because they know that their asset mix is automatically adjusted to fit their age and investment horizon.

According to the Vanguard study How America Saves 2015, when compared with other retirement plan investors, those who held their entire account balance in target-date funds:

• Had more balanced portfolios (including, for example, bonds and international stocks).

• Did not hold “extreme” equity allocations (either no stocks or 100% stocks).

• Refrained from frequent trading, which typically leads to disappointing results.

Bond Index Fund uses currency exchange contracts to minimize the effects of currency fluctuations. This policy largely erased the negative effect of converting foreign bond returns into more expensive U.S. dollars.

The remaining three underlying funds posted negative results for the fiscal year. Vanguard Total Stock Market Index Fund—which provides investors with broad exposure to the entire U.S. stock market—returned about –0.67%. Vanguard Total International Stock Index Fund, which offers exposure to both developed and emerging international economies, returned –10.77%. Both domestic and international equity markets struggled amid volatility later in the period. The strength of the U.S. dollar furthered hindered results of foreign stocks.

Vanguard Short-Term Inflation-Protected Securities Index Fund—which is held only in the Income Fund, 2010 Fund, and 2015 Fund—returned –1.36%. Investors saw little need for inflation insurance amid low inflationary expectations.

The funds’ long-term performance is helping investors stay on track

Over the long-term, Vanguard Target Retirement Funds have met their shared goal. They have successfully helped investors save for retirement by providing a balanced and diversified portfolio that automatically adjusts over time. For the ten years ended September 30, each of the funds’ average annual returns has topped that of its peer group.

Of course, the performance of the underlying index funds has been key to the funds’ long-term results. Credit goes to Vanguard’s Equity Index and Fixed Income Groups. Their skilled portfolio construction and management have enabled those funds to successfully track their benchmarks while keeping the associated costs very low.

A dose of discipline is crucial when markets become volatile

Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to volatility.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be essential as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2015

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement Income Fund	$12.84	$12.59	$0.236	$0.042
Target Retirement 2010 Fund	$26.67	$25.90	$0.464	$0.337
Target Retirement 2015 Fund	$15.44	$14.90	$0.284	$0.168
Target Retirement 2020 Fund	$28.40	$27.52	$0.541	$0.041
Target Retirement 2025 Fund	$16.50	$15.90	$0.322	$0.030
Target Retirement 2030 Fund	$28.95	$27.77	$0.558	$0.029

Target Retirement Income Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTINX
30-Day SEC Yield	1.90%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.6%
Vanguard Total Stock Market Index Fund
Investor Shares	18.2
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.7
Vanguard Total International Bond Index
Fund Investor Shares	15.9
Vanguard Total International Stock Index
Fund Investor Shares	11.6

Total Fund Volatility Measures

	Target	Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	1.00	0.30
Beta	1.01	0.69

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.14%.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement Income Fund	0.18%	5.17%	4.96%	$16,223
••••••••	Target Income Composite Index	0.31	5.30	4.99	16,268
– – – –	Spliced Mixed-Asset Target Today
		-1.53	3.99	3.64	14,294
	Barclays Funds Average U.S. Aggregate Bond Index	2.94	3.10	4.64	15,734
For a benchmark description, see the Glossary.
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (18.2%)
Vanguard Total Stock Market Index Fund Investor Shares	40,276,597	1,935,693

International Stock Fund (11.6%)
Vanguard Total International Stock Index Fund Investor Shares	86,721,404	1,233,178

U.S. Bond Funds (54.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	372,160,605	4,004,448
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	73,451,328	1,779,726
		5,784,174
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Investor Shares	159,646,341	1,687,462
Total Investment Companies (Cost $9,678,247)		10,640,507

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		64,000
Receivables for Accrued Income		9,750
Receivables for Capital Shares Issued		8,157
Total Other Assets		81,907
Liabilities
Payables for Investment Securities Purchased		(50,977)
Payables for Capital Shares Redeemed		(33,834)
Other Liabilities		(4,182)
Total Liabilities		(88,993)
Net Assets (100%)
Applicable to 844,664,787 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,633,421
Net Asset Value Per Share		$12.59

Target Retirement Income Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	9,513,083
Undistributed Net Investment Income	8,168
Accumulated Net Realized Gains	149,910
Unrealized Appreciation (Depreciation)	962,260
Net Assets	10,633,421

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	209,351
Net Investment Income—Note B	209,351
Realized Net Gain (Loss)
Capital Gain Distributions Received	13,438
Investment Securities Sold	174,576
Realized Net Gain (Loss)	188,014
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(371,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,229

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	209,351	187,626
Realized Net Gain (Loss)	188,014	46,896
Change in Unrealized Appreciation (Depreciation)	(371,136)	432,953
Net Increase (Decrease) in Net Assets Resulting from Operations	26,229	667,475
Distributions
Net Investment Income	(207,968)	(185,400)
Realized Capital Gain[1]	(36,816)	(161,457)
Total Distributions	(244,784)	(346,857)
Capital Share Transactions
Issued	2,628,108	2,895,274
Issued in Lieu of Cash Distributions	234,102	333,314
Redeemed	(3,224,763)	(2,497,305)
Net Increase (Decrease) from Capital Share Transactions	(362,553)	731,283
Total Increase (Decrease)	(581,108)	1,051,901
Net Assets
Beginning of Period	11,214,529	10,162,628
End of Period[2]	10,633,421	11,214,529

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $14,025,000 and $2,471,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,168,000 and $6,785,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.84	$12.46	$12.23	$11.22	$11.13
Investment Operations
Net Investment Income	. 238.220		.246	.275	.303[1]
Capital Gain Distributions Received	.015	.002	.067	.052	.030[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(. 225)	. 572.185		.977	.080
Total from Investment Operations	.028	.794	.498	1.304	.413
Distributions
Dividends from Net Investment Income	(.236)	(.218)	(.247)	(.273)	(. 299)
Distributions from Realized Capital Gains	(.042)	(.196)	(. 021)	(. 021)	(. 024)
Total Distributions	(.278)	(.414)	(.268)	(.294)	(.323)
Net Asset Value, End of Period	$12.59	$12.84	$12.46	$12.23	$11.22

Total Return[2]	0.18%	6.47%	4.12%	11.74%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,633	$11,215	$10,163	$9,382	$4,765
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.74%	1.99%	2.31%	2.65%
Portfolio Turnover Rate	14%	6%	40%	7%	14%[3]

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $26,126,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $12,274,000 of ordinary income and $145,935,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $9,678,378,000. Net unrealized appreciation of investment securities for tax purposes was $962,129,000, consisting of unrealized gains of $1,085,788,000 on securities that had risen in value since their purchase and $123,659,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $1,655,952,000 of investment securities and sold $2,050,619,000 of investment securities, other than temporary cash investments.

F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	202,353	227,703
Issued in Lieu of Cash Distributions	18,131	26,451
Redeemed	(249,340)	(196,389)
Net Increase (Decrease) in Shares Outstanding	(28,856)	57,765

Target Retirement Income Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	4,174	NA [2]	NA [2]	3	—	—
Vanguard Short-Term Inflation-
Protected Securities Fund	1,886,096	172,567	239,626	13,435	—	1,779,726
Vanguard Total Bond Market II
Index Fund	4,422,906	360,657	786,119	99,614	13,438	4,004,448
Vanguard Total International
Bond Index Fund	1,572,397	330,141	237,285	24,479	—	1,687,462
Vanguard Total International
Stock Index Fund	984,712	520,969	93,090	30,575	—	1,223,178
Vanguard Total Stock Market
Index Fund	2,365,624	269,210	692,117	41,245	—	1,935,693
Total	11,235,909	1,653,544	2,048,237	209,351	13,438	10,640,507
1 Includes net realized gain (loss) on affiliated investment securities sold of $174,602,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2010 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTENX
30-Day SEC Yield	1.94%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	35.5%
Vanguard Total Stock Market Index Fund
Investor Shares	20.9
Vanguard Total International Bond Index
Fund Investor Shares	15.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	14.9
Vanguard Total International Stock Index
Fund Investor Shares	13.6

Total Fund Volatility Measures

	Target 2010	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.74
Beta	1.00	0.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.14%.

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2010 Fund	0.06%	6.24%	5.31%	$16,190
••••••••	Target 2010 Composite Index	0.13	6.32	5.32	16,207
– – – –	Mixed-Asset Target 2010 Funds
		-1.87	4.71	3.88	14,256
	MSCI Average US Broad Market Index	-0.41	13.37	7.20	19,108
For a benchmark description, see the Glossary.
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2010 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2015

Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (21.0%)
Vanguard Total Stock Market Index Fund Investor Shares	26,776,699	1,286,888

International Stock Fund (13.6%)
Vanguard Total International Stock Index Fund Investor Shares	58,732,593	835,177

U.S. Bond Funds (50.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	202,953,287	2,183,777
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	37,761,047	914,950
		3,098,727
International Bond Fund (15.1%)
Vanguard Total International Bond Index Fund Investor Shares	87,792,106	927,963
Total Investment Companies (Cost $5,476,007)		6,148,755
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $2,851)	2,850,785	2,851
Total Investments (100.1%) (Cost $5,478,858)		6,151,606

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		20,000
Receivables for Accrued Income		5,396
Receivables for Capital Shares Issued		3,919
Total Other Assets		29,315
Liabilities
Payables for Investment Securities Purchased		(12,044)
Payables for Capital Shares Redeemed		(26,396)
Total Liabilities		(38,440)
Net Assets (100%)
Applicable to 237,152,631 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,142,481
Net Asset Value Per Share		$25.90

Target Retirement 2010 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,214,573
Undistributed Net Investment Income	75,298
Accumulated Net Realized Gains	179,862
Unrealized Appreciation (Depreciation)	672,748
Net Assets	6,142,481

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	129,075
Other Income	13
Net Investment Income—Note B	129,088
Realized Net Gain (Loss)
Capital Gain Distributions Received	7,771
Investment Securities Sold	226,235
Realized Net Gain (Loss)	234,006
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(342,401)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,693

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	129,088	126,265
Realized Net Gain (Loss)	234,006	97,844
Change in Unrealized Appreciation (Depreciation)	(342,401)	273,313
Net Increase (Decrease) in Net Assets Resulting from Operations	20,693	497,422
Distributions
Net Investment Income	(120,953)	(109,648)
Realized Capital Gain[1]	(87,847)	(78,208)
Total Distributions	(208,800)	(187,856)
Capital Share Transactions
Issued	1,543,822	1,771,303
Issued in Lieu of Cash Distributions	204,793	184,496
Redeemed	(2,370,440)	(1,992,038)
Net Increase (Decrease) from Capital Share Transactions	(621,825)	(36,239)
Total Increase (Decrease)	(809,932)	273,327
Net Assets
Beginning of Period	6,952,413	6,679,086
End of Period[2]	6,142,481	6,952,413

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $9,384,000 and $520,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $75,298,000 and $80,072,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.67	$25.50	$24.45	$21.91	$21.87
Investment Operations
Net Investment Income	. 529	. 487.516		.571	.560[1]
Capital Gain Distributions Received	.036	.004	.103	.100	.056[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(. 534)	1.402	.999	2.502	(.022)
Total from Investment Operations	.031	1.893	1.618	3.173	.594
Distributions
Dividends from Net Investment Income	(.464)	(.422)	(. 531)	(. 596)	(. 511)
Distributions from Realized Capital Gains	(.337)	(. 301)	(. 037)	(.037)	(.043)
Total Distributions	(.801)	(.723)	(.568)	(. 633)	(. 554)
Net Asset Value, End of Period	$25.90	$26.67	$25.50	$24.45	$21.91

Total Return[2]	0.06%	7.55%	6.76%	14.74%	2.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,142	$6,952	$6,679	$6,155	$4,747
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.86%	1.83%	2.08%	2.51%	2.46%
Portfolio Turnover Rate	15%	13%	38%	12%	27%[3]

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2010 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $12,909,000 from undistributed net investment income, and $42,543,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $78,283,000 of ordinary income and $178,414,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $5,480,395,000. Net unrealized appreciation of investment securities for tax purposes was $671,211,000, consisting of unrealized gains of $741,809,000 on securities that had risen in value since their purchase and $70,598,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $1,070,781,000 of investment securities and sold $1,765,646,000 of investment securities, other than temporary cash investments.

F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	57,848	67,740
Issued in Lieu of Cash Distributions	7,751	7,224
Redeemed	(89,126)	(76,186)
Net Increase (Decrease) in Shares Outstanding	(23,527)	(1,222)

Target Retirement 2010 Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	2	—	2,851
Vanguard Short-Term Inflation-
Protected Securities Index Fund	949,948	136,487	151,517	6,759	—	914,950
Vanguard Total Bond Market II
Index Fund	2,539,701	259,102	620,976	56,745	7,771	2,183,777
Vanguard Total International
Bond Index Fund	874,983	183,467	142,396	13,653	—	927,963
Vanguard Total International
Stock Index Fund	751,381	305,821	98,206	21,891	—	835,177
Vanguard Total Stock Market
Index Fund	1,843,774	184,448	751,112	30,025	—	1,286,888
Total	6,959,787	1,069,325	1,764,207	129,075	7,771	6,151,606
1 Includes net realized gain (loss) on affiliated investment securities sold of $226,250,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTXVX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	30.0%
Vanguard Total Stock Market Index Fund
Investor Shares	29.3
Vanguard Total International Stock Index
Fund Investor Shares	19.4
Vanguard Total International Bond Index
Fund Investor Shares	12.8
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	8.5

Total Fund Volatility Measures

	Target 2015	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.85
Beta	1.00	0.50

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.14%.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2015 Fund	-0.66%	7.04%	5.30%	$16,762
••••••••	Target 2015 Composite Index	-0.61	7.11	5.30	16,763
– – – –	Mixed-Asset Target 2015 Funds
		-1.95	5.11	3.84	14,572
	MSCI Average US Broad Market Index	-0.41	13.37	7.12	19,902
For a benchmark description, see the Glossary.
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (29.3%)
Vanguard Total Stock Market Index Fund Investor Shares	115,067,374	5,530,138

International Stock Fund (19.5%)
Vanguard Total International Stock Index Fund Investor Shares	257,725,007	3,664,850

U.S. Bond Funds (38.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	525,200,660	5,651,159
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	66,507,933	1,611,487
		7,262,646
International Bond Fund (12.8%)
Vanguard Total International Bond Index Fund Investor Shares	228,044,160	2,410,427
Total Investment Companies (Cost $16,114,033)		18,868,061

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		106,979
Receivables for Accrued Income		14,034
Receivables for Capital Shares Issued		9,384
Total Other Assets		130,397
Liabilities
Payables for Investment Securities Purchased		(14,030)
Payables for Capital Shares Redeemed		(118,000)
Other Liabilities		(8,064)
Total Liabilities		(140,094)
Net Assets (100%)
Applicable to 1,265,830,721 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		18,858,364
Net Asset Value Per Share		$14.90

Target Retirement 2015 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	15,103,521
Undistributed Net Investment Income	255,250
Accumulated Net Realized Gains	745,565
Unrealized Appreciation (Depreciation)	2,754,028
Net Assets	18,858,364

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	424,789
Other Income	53
Net Investment Income—Note B	424,842
Realized Net Gain (Loss)
Capital Gain Distributions Received	21,160
Investment Securities Sold	939,096
Realized Net Gain (Loss)	960,256
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,454,776)
Net Increase (Decrease) in Net Assets Resulting from Operations	(69,678)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	424,842	421,762
Realized Net Gain (Loss)	960,256	193,156
Change in Unrealized Appreciation (Depreciation)	(1,454,776)	1,185,319
Net Increase (Decrease) in Net Assets Resulting from Operations	(69,678)	1,800,237
Distributions
Net Investment Income	(397,934)	(357,912)
Realized Capital Gain[1]	(235,397)	(119,304)
Total Distributions	(633,331)	(477,216)
Capital Share Transactions
Issued	4,554,230	5,138,844
Issued in Lieu of Cash Distributions	621,730	470,363
Redeemed	(7,355,716)	(4,930,423)
Net Increase (Decrease) from Capital Share Transactions	(2,179,756)	678,784
Total Increase (Decrease)	(2,882,765)	2,001,805
Net Assets
Beginning of Period	21,741,129	19,739,324
End of Period[2]	18,858,364	21,741,129

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $35,029,000 and $2,743,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $255,250,000 and $270,826,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.44	$14.49	$13.54	$11.91	$12.03
Investment Operations
Net Investment Income	. 327.300		.298	.327	.283[1]
Capital Gain Distributions Received	.018	.002	.039	.053	.031[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(. 433)	.996	.929	1.583	(.134)
Total from Investment Operations	(.088)	1.298	1.266	1.963	.180
Distributions
Dividends from Net Investment Income	(.284)	(. 261)	(. 298)	(.313)	(.276)
Distributions from Realized Capital Gains	(.168)	(.087)	(.018)	(. 020)	(. 024)
Total Distributions	(.452)	(.348)	(. 316)	(. 333)	(. 300)
Net Asset Value, End of Period	$14.90	$15.44	$14.49	$13.54	$11.91

Total Return[2]	-0.66%	9.07%	9.56%	16.76%	1.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,858	$21,741	$19,739	$16,838	$13,435
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.95%	1.99%	2.17%	2.59%	2.24%
Portfolio Turnover Rate	16%	10%	26%	13%	27%[3]

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2015 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $42,484,000 from undistributed net investment income, and $146,455,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $264,876,000 of ordinary income and $746,114,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $16,124,208,000. Net unrealized appreciation of investment securities for tax purposes was $2,743,853,000, consisting of unrealized gains of $3,034,000,000 on securities that had risen in value since their purchase and $290,147,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $3,579,872,000 of investment securities and sold $5,942,765,000 of investment securities, other than temporary cash investments.

F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	293,455	341,159
Issued in Lieu of Cash Distributions	40,425	31,932
Redeemed	(476,492)	(326,605)
Net Increase (Decrease) in Shares Outstanding	(142,612)	46,486

Target Retirement 2015 Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	27,597	NA [2]	NA [2]	4	—	—
Vanguard Short-Term Inflation-
Protected Securities Fund	1,564,974	372,063	292,461	11,093	—	1,611,487
Vanguard Total Bond Market II
Index Fund	6,965,045	669,492	2,000,294	152,853	21,160	5,651,159
Vanguard Total International
Bond Index Fund	2,130,931	725,858	473,277	34,448	—	2,410,427
Vanguard Total International
Stock Index Fund	3,205,926	1,275,374	283,061	95,432	—	3,664,850
Vanguard Total Stock Market
Index Fund	7,879,758	519,526	2,876,341	130,959	—	5,530,138
Total	21,774,231	3,562,313	5,925,434	424,789	21,160	18,868,061
1 Includes net realized gain (loss) on affiliated investment securities sold of $939,324,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2020 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.21%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	35.8%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.1
Vanguard Total International Stock Index
Fund Investor Shares	23.6
Vanguard Total International Bond Index
Fund Investor Shares	12.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	0.5

Total Fund Volatility Measures

	Target 2020	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.89
Beta	1.00	0.59

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.14%.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2020 Fund	-1.13%	7.66%	5.59%	$16,593
••••••••	Target 2020 Composite Index	-1.06	7.88	5.70	16,754
– – – –	Mixed-Asset Target 2020 Funds
		-2.07	5.81	4.12	14,563
	MSCI Average US Broad Market Index	-0.41	13.37	7.20	19,108
For a benchmark description, see the Glossary.
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2015

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (35.9%)
Vanguard Total Stock Market Index Fund Investor Shares	199,312,986	9,578,982

International Stock Fund (23.5%)
Vanguard Total International Stock Index Fund Investor Shares	442,097,807	6,286,631

U.S. Bond Funds (28.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	697,113,853	7,500,945
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	5,024,637	121,747
		7,622,692
International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Investor Shares	302,491,533	3,197,336
Total Investment Companies (Cost $23,081,797)		26,685,641
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $3,128)	3,128,432	3,128
Total Investments (100.0%) (Cost $23,084,925)		26,688,769

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		185,430
Receivables for Accrued Income		18,936
Receivables for Capital Shares Issued		33,473
Total Other Assets		237,839
Liabilities
Payables for Investment Securities Purchased		(18,935)
Payables for Capital Shares Redeemed		(214,434)
Total Liabilities		(233,369)
Net Assets (100%)
Applicable to 969,836,750 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		26,693,239
Net Asset Value Per Share		$27.52

Target Retirement 2020 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	22,338,781
Undistributed Net Investment Income	389,519
Accumulated Net Realized Gains	361,095
Unrealized Appreciation (Depreciation)	3,603,844
Net Assets	26,693,239

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	613,866
Other Income	127
Net Investment Income—Note B	613,993
Realized Net Gain (Loss)
Capital Gain Distributions Received	27,179
Investment Securities Sold	411,095
Realized Net Gain (Loss)	438,274
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,397,892)
Net Increase (Decrease) in Net Assets Resulting from Operations	(345,625)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	613,993	542,503
Realized Net Gain (Loss)	438,274	27,560
Change in Unrealized Appreciation (Depreciation)	(1,397,892)	1,764,193
Net Increase (Decrease) in Net Assets Resulting from Operations	(345,625)	2,334,256
Distributions
Net Investment Income	(534,873)	(416,278)
Realized Capital Gain[1]	(40,536)	(9,461)
Total Distributions	(575,409)	(425,739)
Capital Share Transactions
Issued	8,676,675	8,357,329
Issued in Lieu of Cash Distributions	564,612	419,089
Redeemed	(9,114,649)	(4,981,957)
Net Increase (Decrease) from Capital Share Transactions	126,638	3,794,461
Total Increase (Decrease)	(794,396)	5,702,978
Net Assets
Beginning of Period	27,487,635	21,784,657
End of Period[2]	26,693,239	27,487,635

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $36,581,000 and $3,440,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $389,519,000 and $371,798,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.40	$26.26	$24.04	$20.83	$21.17
Investment Operations
Net Investment Income	. 622	. 577.528		.569	. 473[1]
Capital Gain Distributions Received	.026	.004	.047	.079	.044[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.946)	2.054	2.179	3.106	(.378)
Total from Investment Operations	(.298)	2.635	2.754	3.754	.139
Distributions
Dividends from Net Investment Income	(.541)	(.484)	(.508)	(. 513)	(. 444)
Distributions from Realized Capital Gains	(.041)	(. 011)	(. 026)	(. 031)	(. 035)
Total Distributions	(.582)	(. 495)	(.534)	(.544)	(.479)
Net Asset Value, End of Period	$27.52	$28.40	$26.26	$24.04	$20.83

Total Return[2]	-1.13%	10.13%	11.70%	18.30%	0.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,693	$27,488	$21,785	$16,078	$11,032
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.14%	2.23%	2.62%	2.11%
Portfolio Turnover Rate	25%	7%	17%	8%	23%[3]

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2020 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $61,399,000 from undistributed net investment income, and $55,787,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $436,194,000 of ordinary income and $357,067,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $23,127,571,000. Net unrealized appreciation of investment securities for tax purposes was $3,561,198,000, consisting of unrealized gains of $4,136,401,000 on securities that had risen in value since their purchase and $575,203,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $7,500,954,000 of investment securities and sold $7,291,277,000 of investment securities, other than temporary cash investments.

F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	300,789	302,759
Issued in Lieu of Cash Distributions	19,693	15,522
Redeemed	(318,675)	(179,980)
Net Increase (Decrease) in Shares Outstanding	1,807	138,301

Target Retirement 2020 Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	12,218	NA [2]	NA [2]	19	—	3,128
Vanguard Short-Term Inflation-
Protected Securities Fund	—	135,024	12,472	—	—	121,747
Vanguard Total Bond Market II
Index Fund	8,633,402	1,678,249	2,818,509	202,798	27,179	7,500,945
Vanguard Total International
Bond Index Fund	2,156,344	1,595,183	576,585	40,140	—	3,197,336
Vanguard Total International
Stock Index Fund	4,855,061	2,718,704	369,761	156,471	—	6,286,631
Vanguard Total Stock Market
Index Fund	11,817,952	1,283,660	3,424,998	214,438	—	9,578,982
Total	27,474,977	7,410,820	7,202,325	613,866	27,179	26,688,769
1 Includes net realized gain (loss) on affiliated investment securities sold of $412,278,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTTVX
30-Day SEC Yield	2.23%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	40.1%
Vanguard Total International Stock Index
Fund Investor Shares	26.7
Vanguard Total Bond Market II Index Fund
Investor Shares	23.3
Vanguard Total International Bond Index
Fund Investor Shares	9.9

Total Fund Volatility Measures

	Target 2025	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.92
Beta	1.01	0.66

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.15%.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2025 Fund	-1.60%	8.16%	5.41%	$16,943
••••••••	Target 2025 Composite Index	-1.61	8.35	5.52	17,119
– – – –	Mixed-Asset Target 2025 Funds
		-2.53	6.74	4.51	15,547
	MSCI Average US Broad Market Index	-0.41	13.37	7.12	19,902
For a benchmark description, see the Glossary.
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (40.1%)
Vanguard Total Stock Market Index Fund Investor Shares	250,838,720	12,055,309

International Stock Fund (26.7%)
Vanguard Total International Stock Index Fund Investor Shares	564,969,389	8,033,865

U.S. Bond Fund (23.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	649,865,670	6,992,554

International Bond Fund (9.9%)
Vanguard Total International Bond Index Fund Investor Shares	280,961,185	2,969,760
Total Investment Companies (Cost $25,238,261)		30,051,488
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $6,905)	6,905,000	6,905
Total Investments (100.0%) (Cost $25,245,166)		30,058,393

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		277,221
Receivables for Accrued Income		17,457
Receivables for Capital Shares Issued		19,690
Total Other Assets		314,368
Liabilities
Payables for Investment Securities Purchased		(17,456)
Payables for Capital Shares Redeemed		(307,766)
Total Liabilities		(325,222)
Net Assets (100%)
Applicable to 1,889,898,728 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		30,047,539
Net Asset Value Per Share		$15.90

Target Retirement 2025 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	24,131,956
Undistributed Net Investment Income	438,883
Accumulated Net Realized Gains	663,473
Unrealized Appreciation (Depreciation)	4,813,227
Net Assets	30,047,539

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	694,167
Other Income	137
Net Investment Income—Note B	694,304
Realized Net Gain (Loss)
Capital Gain Distributions Received	24,900
Investment Securities Sold	739,720
Realized Net Gain (Loss)	764,620
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,996,620)
Net Increase (Decrease) in Net Assets Resulting from Operations	(537,696)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	694,304	629,366
Realized Net Gain (Loss)	764,620	45,843
Change in Unrealized Appreciation (Depreciation)	(1,996,620)	2,213,724
Net Increase (Decrease) in Net Assets Resulting from Operations	(537,696)	2,888,933
Distributions
Net Investment Income	(619,150)	(498,818)
Realized Capital Gain[1]	(57,685)	(29,547)
Total Distributions	(676,835)	(528,365)
Capital Share Transactions
Issued	8,666,183	7,966,985
Issued in Lieu of Cash Distributions	664,059	520,247
Redeemed	(9,496,257)	(5,061,387)
Net Increase (Decrease) from Capital Share Transactions	(166,015)	3,425,845
Total Increase (Decrease)	(1,380,546)	5,786,413
Net Assets
Beginning of Period	31,428,085	25,641,672
End of Period[2]	30,047,539	31,428,085

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $40,379,000 and $29,547,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $438,883,000 and $432,569,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.50	$15.18	$13.70	$11.71	$11.97
Investment Operations
Net Investment Income	. 364.350		.316	.331	.257[1]
Capital Gain Distributions Received	.012	.002	.021	.036	.020[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(. 624)	1.272	1.451	1.927	(. 271)
Total from Investment Operations	(.248)	1.624	1.788	2.294	.006
Distributions
Dividends from Net Investment Income	(.322)	(.287)	(. 296)	(. 291)	(. 250)
Distributions from Realized Capital Gains	(.030)	(.017)	(. 012)	(. 013)	(. 016)
Total Distributions	(.352)	(.304)	(.308)	(.304)	(.266)
Net Asset Value, End of Period	$15.90	$16.50	$15.18	$13.70	$11.71

Total Return[2]	-1.60%	10.80%	13.34%	19.89%	-0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,048	$31,428	$25,642	$20,022	$14,997
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.17%	0.17%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.15%	2.27%	2.64%	2.01%
Portfolio Turnover Rate	24%	7%	16%	9%	23%[3]

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $68,840,000 from undistributed net investment income, and $79,370,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $506,962,000 of ordinary income and $654,824,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $25,304,596,000. Net unrealized appreciation of investment securities for tax purposes was $4,753,797,000, consisting of unrealized gains of $5,503,635,000 on securities that had risen in value since their purchase and $749,838,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $8,077,367,000 of investment securities and sold $8,177,901,000 of investment securities, other than temporary cash investments.

F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	516,906	496,821
Issued in Lieu of Cash Distributions	39,836	33,179
Redeemed	(571,576)	(314,735)
Net Increase (Decrease) in Shares Outstanding	(14,834)	215,265

Target Retirement 2025 Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,412	NA2	NA [2]	22	—	6,905
Vanguard Total Bond Market II
Index Fund	8,028,026	1,531,254	2,575,091	186,471	24,900	6,992,554
Vanguard Total International
Bond Index Fund	1,995,205	1,524,548	570,947	36,902	—	2,969,760
Vanguard Total International
Stock Index Fund	6,272,198	3,336,137	411,379	196,667	—	8,033,865
Vanguard Total Stock Market
Index Fund	15,113,492	1,591,698	4,527,982	274,105	—	12,055,309
Total	31,416,333	7,983,637	8,085,399	694,167	24,900	30,058,393
1 Includes net realized gain (loss) on affiliated investment securities sold of $740,948,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2030 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTHRX
30-Day SEC Yield	2.26%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	44.6%
Vanguard Total International Stock Index
Fund Investor Shares	29.8
Vanguard Total Bond Market II Index Fund
Investor Shares	18.0
Vanguard Total International Bond Index
Fund Investor Shares	7.6

Total Fund Volatility Measures

	Target 2030	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.93
Beta	1.00	0.73

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.15%.

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2030 Fund	-2.16%	8.61%	5.56%	$16,554
••••••••	Target 2030 Composite Index	-2.17	8.82	5.68	16,736
– – – –	Mixed-Asset Target 2030 Funds
		-3.07	6.97	4.26	14,750
	MSCI Average US Broad Market Index	-0.41	13.37	7.20	19,108
For a benchmark description, see the Glossary.
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2015

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (44.6%)
Vanguard Total Stock Market Index Fund Investor Shares	210,575,806	10,120,273

International Stock Fund (29.8%)
Vanguard Total International Stock Index Fund Investor Shares	474,421,579	6,746,275

U.S. Bond Fund (18.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	379,099,295	4,079,108

International Bond Fund (7.6%)
Vanguard Total International Bond Index Fund Investor Shares	163,606,616	1,729,322
Total Investment Companies (Cost $19,196,024)		22,674,978

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		191,423
Receivables for Accrued Income		10,235
Receivables for Capital Shares Issued		27,201
Total Other Assets		228,859
Liabilities
Payables for Investment Securities Purchased		(10,224)
Payables for Capital Shares Redeemed		(207,883)
Other Liabilities		(1,416)
Total Liabilities		(219,523)
Net Assets (100%)
Applicable to 816,933,537 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		22,684,314
Net Asset Value Per Share		$27.77

Target Retirement 2030 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	18,637,579
Undistributed Net Investment Income	331,281
Accumulated Net Realized Gains	236,500
Unrealized Appreciation (Depreciation)	3,478,954
Net Assets	22,684,314

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	521,667
Other Income	177
Net Investment Income—Note B	521,844
Realized Net Gain (Loss)
Capital Gain Distributions Received	14,077
Investment Securities Sold	271,180
Realized Net Gain (Loss)	285,257
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,391,581)
Net Increase (Decrease) in Net Assets Resulting from Operations	(584,480)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	521,844	454,233
Realized Net Gain (Loss)	285,257	18,970
Change in Unrealized Appreciation (Depreciation)	(1,391,581)	1,691,511
Net Increase (Decrease) in Net Assets Resulting from Operations	(584,480)	2,164,714
Distributions
Net Investment Income	(452,597)	(343,337)
Realized Capital Gain[1]	(23,522)	(25,173)
Total Distributions	(476,119)	(368,510)
Capital Share Transactions
Issued	7,676,431	6,870,930
Issued in Lieu of Cash Distributions	466,220	361,941
Redeemed	(7,482,627)	(3,738,811)
Net Increase (Decrease) from Capital Share Transactions	660,024	3,494,060
Total Increase (Decrease)	(400,575)	5,290,264
Net Assets
Beginning of Period	23,084,889	17,794,625
End of Period[2]	22,684,314	23,084,889

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $21,900,000 and $23,076,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $331,281,000 and $314,218,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.95	$26.46	$23.51	$19.81	$20.36
Investment Operations
Net Investment Income	. 633	. 613	. 540.561		.398
Capital Gain Distributions Received	.016	.002	.027	.044	.011
Net Realized and Unrealized Gain (Loss)
on Investments	(1.242)	2.402	2.897	3.580	(.542)
Total from Investment Operations	(.593)	3.017	3.464	4.185	(.133)
Distributions
Dividends from Net Investment Income	(.558)	(.491)	(. 499)	(.468)	(.395)
Distributions from Realized Capital Gains	(. 029)	(. 036)	(. 015)	(. 017)	(.022)
Total Distributions	(.587)	(.527)	(.514)	(.485)	(. 417)
Net Asset Value, End of Period	$27.77	$28.95	$26.46	$23.51	$19.81

Total Return[1]	-2.16%	11.51%	15.05%	21.43%	-0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,684	$23,085	$17,795	$12,647	$8,245
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.17%	0.17%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.16%	2.30%	2.66%	1.91%
Portfolio Turnover Rate	24%	7%	14%	4%	19%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $52,184,000 from undistributed net investment income, and $34,744,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $370,292,000 of ordinary income and $258,928,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $19,257,462,000. Net unrealized appreciation of investment securities for tax purposes was $3,417,516,000, consisting of unrealized gains of $4,083,636,000 on securities that had risen in value since their purchase and $666,120,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $6,704,338,000 of investment securities and sold $5,973,402,000 of investment securities, other than temporary cash investments.

F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	260,591	244,389
Issued in Lieu of Cash Distributions	15,901	13,157
Redeemed	(256,833)	(132,691)
Net Increase (Decrease) in Shares Outstanding	19,659	124,855

Target Retirement 2030 Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	6,481	NA2	NA [2]	2	—	—
Vanguard Total Bond Market II
Index Fund	4,502,744	1,170,152	1,598,939	106,938	14,077	4,079,108
Vanguard Total International
Bond Index Fund	1,119,160	971,201	369,204	21,670	—	1,729,322
Vanguard Total International
Stock Index Fund	5,149,989	2,999,720	404,277	166,336	—	6,746,275
Vanguard Total Stock Market
Index Fund	12,292,549	1,509,633	3,548,049	226,702	—	10,120,273
Total	23,070,923	6,650,706	5,920,469	521,667	14,077	22,674,978
1 Includes net realized gain (loss) on affiliated investment securities sold of $271,879,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund and Vanguard Target Retirement 2030 Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund and Vanguard Target Retirement 2030 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	48,026
Target Retirement 2010 Fund	120,664
Target Retirement 2015 Fund	345,520
Target Retirement 2020 Fund	54,955
Target Retirement 2025 Fund	89,480
Target Retirement 2030 Fund	32,238

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	65,429
Target Retirement 2010 Fund	45,418
Target Retirement 2015 Fund	191,923
Target Retirement 2020 Fund	291,399
Target Retirement 2025 Fund	376,815
Target Retirement 2030 Fund	304,688

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	16.7%
Target Retirement 2010 Fund	19.8
Target Retirement 2015 Fund	26.5
Target Retirement 2020 Fund	28.9
Target Retirement 2025 Fund	32.0
Target Retirement 2030 Fund	35.7

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement Income Fund	54,336	1,833
Target Retirement 2010 Fund	35,144	1,292
Target Retirement 2015 Fund	128,870	5,498
Target Retirement 2020 Fund	195,434	8,929
Target Retirement 2025 Fund	232,487	11,151
Target Retirement 2030 Fund	187,370	9,381

Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2015
	One	Five	Ten
	Year	Years	Years
Target Retirement Income Fund
Returns Before Taxes	0.18%	5.17%	4.96%
Returns After Taxes on Distributions	-0.59	4.31	3.95
Returns After Taxes on Distributions and Sale of Fund Shares	0.27	3.77	3.57

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2010 Fund
Returns Before Taxes	0.06%	6.24%	5.31%
Returns After Taxes on Distributions	-0.87	5.42	4.60
Returns After Taxes on Distributions and Sale of Fund Shares	0.40	4.67	4.01

	One	Five	Ten
	Year	Years	Years
Target Retirement 2015 Fund
Returns Before Taxes	-0.66%	7.04%	5.30%
Returns After Taxes on Distributions	-1.53	6.29	4.55
Returns After Taxes on Distributions and Sale of Fund Shares	0.01	5.35	4.01

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2015

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2020 Fund
Returns Before Taxes	-1.13%	7.66%	5.59%
Returns After Taxes on Distributions	-1.77	7.04	5.04
Returns After Taxes on Distributions and Sale of Fund Shares	-0.40	5.88	4.32

	One	Five	Ten
	Year	Years	Years
Target Retirement 2025 Fund
Returns Before Taxes	-1.60%	8.16%	5.41%
Returns After Taxes on Distributions	-2.23	7.55	4.82
Returns After Taxes on Distributions and Sale of Fund Shares	-0.63	6.31	4.18

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2030 Fund
Returns Before Taxes	-2.16%	8.61%	5.56%
Returns After Taxes on Distributions	-2.73	8.07	5.11
Returns After Taxes on Distributions and Sale of Fund Shares	-0.92	6.72	4.36

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$969.86	$0.69
Target Retirement 2010 Fund	$1,000.00	$960.66	$0.69
Target Retirement 2015 Fund	$1,000.00	$955.13	$0.69
Target Retirement 2020 Fund	$1,000.00	$946.35	$0.68
Target Retirement 2025 Fund	$1,000.00	$940.83	$0.73
Target Retirement 2030 Fund	$1,000.00	$934.70	$0.73
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2010 Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2015 Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2020 Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2025 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2030 Fund	$1,000.00	$1,024.32	$0.76

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.14%, 0.14%, 0.14%, 0.14%, 0.15%, and 0.15%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target Today Funds Average: Mixed-Asset Target Conservative Funds Average though June 30, 2012; Mixed-Asset Target Today Funds Average thereafter.

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112015

Annual Report | September 30, 2015

Vanguard Target Retirement Funds

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2035 Fund.	9
Target Retirement 2040 Fund.	20
Target Retirement 2045 Fund.	31
Target Retirement 2050 Fund.	42
Target Retirement 2055 Fund.	53
Target Retirement 2060 Fund.	64
Your Fund’s After-Tax Returns.	77
About Your Fund’s Expenses.	79
Glossary.	81

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
Total
Returns
Vanguard Target Retirement 2035 Fund	-2.75%
Target 2035 Composite Index	-2.74
Mixed-Asset Target 2035 Funds Average	-3.40
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2040 Fund	-3.43%
Target 2040 Composite Index	-3.33
Mixed-Asset Target 2040 Funds Average	-3.65
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2045 Fund	-3.49%
Target 2045 Composite Index	-3.37
Mixed-Asset Target 2045 Funds Average	-3.73
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2050 Fund	-3.46%
Target 2050 Composite Index	-3.37
Mixed-Asset Target 2050 Funds Average	-3.72
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2055 Fund	-3.58%
Target 2055 Composite Index	-3.37
Mixed-Asset Target 2055+ Funds Average	-3.45
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2060 Fund	-3.61%
Target 2060 Composite Index	-3.37
Mixed-Asset Target 2055+ Funds Average	-3.45
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended September 30, 2015, was a volatile one for the world’s financial markets. After notching an impressive advance in the first half, U.S. stocks reversed course, but they still held up significantly better than their international counterparts.

Bonds generally outperformed stocks for the period. For international bonds, whether returns were hedged or unhedged for currency effects made a significant difference, a point I’ll revisit later in this letter.

Returns for the six Vanguard Target Retirement Funds covered in this report ranged from –3.61% for Vanguard Target Retirement 2060 Fund to –2.75% for Vanguard Target Retirement 2035 Fund. (The funds with retirement dates of 2010 through 2030, along with the Target Retirement Income Fund, are covered in a separate report.) Given the investment environment, it’s not surprising that the funds with more exposure to bonds and less exposure to stocks performed best.

I mentioned in my last letter to you that Vanguard Target Retirement Funds would expand their international exposure by the end of 2015, further enhancing the diversification of your investments. With the transition complete, international stocks now account for 40% of the overall equity portfolio, while international bonds make up 30% of the overall fixed income portfolio.

2

China’s economic woes weighed on U.S. stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11%, as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94%, as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the weakness of international currencies relative to the dollar. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

More conservative funds fared better amid volatility

Vanguard Target Retirement Funds offer a diversified portfolio of index funds within a single fund that adjusts its underlying asset mix over time. The portfolio gradually shifts from a growth-oriented, stock-heavy asset allocation to one that emphasizes income-generating fixed income securities as the investor’s retirement date approaches. Once its target date is reached, each fund continues to adjust until it enters an income phase, when the portfolio converts to the Target Retirement Income Fund. The Income Fund, which represents a static allocation of about 70% bonds and 30% stocks, is mostly focused on helping investors generate income and preserve their wealth.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2035 Fund	0.18%	0.47%
Target Retirement 2040 Fund	0.18	0.53
Target Retirement 2045 Fund	0.18	0.47
Target Retirement 2050 Fund	0.18	0.51
Target Retirement 2055 Fund	0.18	0.46
Target Retirement 2060 Fund	0.18	0.46

The fund expense figures shown—drawn from the prospectus dated January 27, 2015—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.15% for the 2035 Fund, 0.16% for the 2040 Fund, 0.16% for the 2045 Fund, 0.16% for the 2050 Fund, 0.16% for the 2055 Fund, and 0.16% for the 2060 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the 2035 Fund, Mixed-Asset Target 2035 Funds; for the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund, Mixed-Asset Target 2045 Funds; for the 2050 Fund, Mixed-Asset Target 2050 Funds, for the 2055 and 2060 Funds, Mixed-Asset Target 2055+ Funds.

4

As I mentioned, bonds outperformed stocks for the most recent 12 months. Mirroring this broad market trend, the more conservative of the Target Retirement Funds—those holding more bonds and fewer stocks—outpaced their more aggressive counterparts. The Target Retirement 2035 Fund, the most conservative of this group, with about 82% of its assets in stocks and 18% in bonds,

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Target Retirement 2035 Fund	5.56%
Target 2035 Composite Index	5.68
Mixed-Asset Target 2035 Funds Average	4.72
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2040 Fund (Returns since inception: 6/7/2006)	5.64%
Target 2040 Composite Index	5.76
Mixed-Asset Target 2040 Funds Average	4.29
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2045 Fund	5.73%
Target 2045 Composite Index	5.85
Mixed-Asset Target 2045 Funds Average	4.91
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2050 Fund (Returns since inception: 6/7/2006)	5.69%
Target 2050 Composite Index	5.80
Mixed-Asset Target 2050 Funds Average	4.53
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2055 Fund (Returns since inception: 8/18/2010)	10.04%
Target 2055 Composite Index	10.25
Spliced Mixed-Asset Target 2055+ Funds Average	8.89
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2060 Fund (Returns since inception: 1/19/2012)	9.32%
Target 2060 Composite Index	9.55
Spliced Mixed-Asset Target 2055+ Funds Average	8.38
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

fared better than the five other funds, which hold about 90% of assets in stocks and 10% in bonds.

These results, of course, largely reflect the performance of the underlying portfolios that make up the Target Retirement Funds in this report—Vanguard Total Stock Market Index Fund, Vanguard Total International Stock Index Fund, Vanguard Total Bond Market II Index Fund, and Vanguard Total International Bond Index Fund.

The Total International Bond Index Fund, which provides broad exposure to non-U.S. investment-grade bonds, was the top performer among the underlying portfolios, returning 3.12%. The Total Bond Market II Index—which offers broad exposure to the U.S. investment-grade fixed income market—was next in line, returning 2.78%. Global fixed income markets benefited as investors sought shelter from the stock markets’ heightened volatility.

Currency hedging, as I mentioned, was a distinguishing factor in the performance of international bonds. The Total International Bond Index Fund uses currency exchange contracts to minimize the effects of currency fluctuations; this policy largely erased the negative effect of converting foreign bond returns into more expensive U.S. dollars during the period.

The remaining underlying funds posted negative results for the period. The Total Stock Market Index Fund—which provides

In stormy markets, target-date funds can help you stay on course

At Vanguard, we advise investors to avoid overreacting to market noise. But we realize that market turmoil, such as that experienced in recent months, can trigger even seasoned investors to make investment decisions based on emotion.

That’s where target-date funds can help. A Vanguard study of defined-contribution retirement plans found that the increasing use of target-date funds is dramatically improving investor behavior.

Target-date investors, it seems, are better able to weather market volatility and stick with their investment plan—probably because they know that their asset mix is automatically adjusted to fit their age and investment horizon.

According to the Vanguard study How America Saves 2015, when compared with other retirement plan investors, those who held their entire account balance in target-date funds:

  Had more balanced portfolios (including, for example, bonds and international stocks).
  Did not hold “extreme” equity allocations (either no stocks or 100% stocks).
  Refrained from frequent trading, which typically leads to disappointing results.

6

investors with broad exposure to the entire U.S. stock market—returned –0.67%. The Total International Stock Index Fund, which offers investors exposure to both developed and emerging international economies, returned –10.77%. Both domestic and international equity markets struggled amid volatility later in the period. The strength of the U.S. dollar further hindered results of foreign stocks.

The funds’ long-term performance is helping investors stay on track

Over the long term, Vanguard Target Retirement Funds have been successful in meeting their shared goal of helping investors save for retirement by providing a balanced and diversified portfolio that automatically adjusts over time. Each fund’s average annual return has topped that of its peer group.

Of course, the performance of the underlying index funds has been key to the funds’ strong long-term results. Credit goes to Vanguard’s Equity Index and Fixed Income Groups, whose skilled portfolio construction and management have enabled the underlying index funds successfully to track their benchmarks while keeping the associated costs very low.

A dose of discipline is crucial when markets become volatile

While the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August, and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2015

7

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement 2035 Fund	$17.79	$16.95	$0.368	$0.005
Target Retirement 2040 Fund	$29.66	$28.09	$0.574	$0.017
Target Retirement 2045 Fund	$18.61	$17.60	$0.383	$0.003
Target Retirement 2050 Fund	$29.53	$27.95	$0.596	$0.004
Target Retirement 2055 Fund	$31.80	$30.14	$0.554	$0.006
Target Retirement 2060 Fund	$28.03	$26.58	$0.464	$0.007

8

Target Retirement 2035 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTTHX
30-Day SEC Yield	2.28%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	49.2%
Vanguard Total International Stock Index
Fund Investor Shares	32.7
Vanguard Total Bond Market II Index Fund
Investor Shares	12.7
Vanguard Total International Bond Index
Fund Investor Shares	5.4

Total Fund Volatility Measures

	Target 2035	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.01	0.81

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.15%.

9

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2035 Fund	-2.75%	9.06%	5.56%	$17,173
••••••••	Target 2035 Composite Index	-2.74	9.27	5.68	17,369
– – – –	Mixed-Asset Target 2035 Funds
		-3.40	7.66	4.72	15,854
	MSCI Average US Broad Market Index	-0.41	13.37	7.12	19,902
For a benchmark description, see the Glossary.
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

11

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (49.2%)
Vanguard Total Stock Market Index Fund Investor Shares	233,257,058	11,210,334

International Stock Fund (32.8%)
Vanguard Total International Stock Index Fund Investor Shares	525,123,591	7,467,258

U.S. Bond Fund (12.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	269,742,760	2,902,432

International Bond Fund (5.4%)
Vanguard Total International Bond Index Fund Investor Shares	116,074,953	1,226,912
Total Investment Companies (Cost $18,722,534)		22,806,936
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $9,770)	9,769,547	9,770
Total Investments (100.1%) (Cost $18,732,304)		22,816,706

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		178,750
Receivables for Accrued Income		7,269
Receivables for Capital Shares Issued		17,511
Total Other Assets		203,530
Liabilities
Payables for Investment Securities Purchased		(7,257)
Payables for Capital Shares Redeemed		(212,528)
Total Liabilities		(219,785)
Net Assets (100%)
Applicable to 1,344,881,608 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		22,800,451
Net Asset Value Per Share		$16.95

12

Target Retirement 2035 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	17,922,832
Undistributed Net Investment Income	338,797
Accumulated Net Realized Gains	454,420
Unrealized Appreciation (Depreciation)	4,084,402
Net Assets	22,800,451

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	529,769
Other Income	180
Net Investment Income—Note B	529,949
Realized Net Gain (Loss)
Capital Gain Distributions Received	9,997
Investment Securities Sold	514,475
Realized Net Gain (Loss)	524,472
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,751,937)
Net Increase (Decrease) in Net Assets Resulting from Operations	(697,516)

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	529,949	478,271
Realized Net Gain (Loss)	524,472	13,398
Change in Unrealized Appreciation (Depreciation)	(1,751,937)	1,929,163
Net Increase (Decrease) in Net Assets Resulting from Operations	(697,516)	2,420,832
Distributions
Net Investment Income	(497,432)	(393,936)
Realized Capital Gain[1]	(6,759)	—
Total Distributions	(504,191)	(393,936)
Capital Share Transactions
Issued	6,526,703	5,931,912
Issued in Lieu of Cash Distributions	495,804	388,557
Redeemed	(6,846,464)	(3,547,498)
Net Increase (Decrease) from Capital Share Transactions	176,043	2,772,971
Total Increase (Decrease)	(1,025,664)	4,799,867
Net Assets
Beginning of Period	23,826,115	19,026,248
End of Period[2]	22,800,451	23,826,115

1 Includes fiscal 2015 short-term gain distributions totaling $6,759,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $338,797,000 and $354,717,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.79	$16.16	$14.15	$11.77	$12.22
Investment Operations
Net Investment Income	.391	.359	.340	.344	.235
Capital Gain Distributions Received	.007	.001	.011	.016	.006
Net Realized and Unrealized Gain (Loss)
on Investments	(.865)	1.594	1.972	2.307	(.402)
Total from Investment Operations	(.467)	1.954	2.323	2.667	(.161)
Distributions
Dividends from Net Investment Income	(.368)	(. 324)	(. 307)	(.281)	(.236)
Distributions from Realized Capital Gains	(. 005)	—	(. 006)	(. 006)	(. 053)
Total Distributions	(.373)	(. 324)	(. 313)	(. 287)	(.289)
Net Asset Value, End of Period	$16.95	$17.79	$16.16	$14.15	$11.77

Total Return[1]	-2.75%	12.20%	16.77%	22.98%	-1.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,800	$23,826	$19,026	$14,220	$10,239
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.18%	0.18%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.17%	2.33%	2.68%	1.81%
Portfolio Turnover Rate	23%	6%	12%	6%	18%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

17

Target Retirement 2035 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $48,437,000 from undistributed net investment income, and $50,558,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $11,731,000 to offset taxable capital gains realized during the year ended September 30, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2015, the fund had $374,043,000 of ordinary income and $468,148,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $18,781,279,000. Net unrealized appreciation of investment securities for tax purposes was $4,035,427,000, consisting of unrealized gains of $4,764,535,000 on securities that had risen in value since their purchase and $729,108,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $6,017,213,000 of investment securities and sold $5,780,627,000 of investment securities, other than temporary cash investments.

18

Target Retirement 2035 Fund

F. Capital shares issued and redeemed were:
					Year Ended September 30,
					2015	2014
					Shares	Shares
					(000)	(000)
Issued					360,451	343,642
Issued in Lieu of Cash Distributions					27,499	23,005
Redeemed					(382,190)	(204,875)
Net Increase (Decrease) in Shares Outstanding					5,760	161,772

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	9,365	NA2	NA [2]	20	—	9,770
Vanguard Total Bond Market II
Index Fund	3,195,065	857,905	1,155,351	75,652	9,997	2,902,432
Vanguard Total International
Bond Index Fund	798,045	734,532	311,741	15,430	—	1,226,912
Vanguard Total International
Stock Index Fund	5,876,679	3,026,453	332,701	184,478	—	7,467,258
Vanguard Total Stock Market
Index Fund	13,938,024	1,326,393	3,909,850	254,189	—	11,210,334
Total	23,817,178	5,945,283	5,709,643	529,769	9,997	22,816,706
1 Includes net realized gain (loss) on affiliated investment securities sold of $515,420,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

19

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VFORX
30-Day SEC Yield	2.31%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.6%
Vanguard Total International Stock Index
Fund Investor Shares	35.7
Vanguard Total Bond Market II Index Fund
Investor Shares	7.5
Vanguard Total International Bond Index
Fund Investor Shares	3.2

Total Fund Volatility Measures

	Target 2040	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.01	0.87

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.16%.

20

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2040 Fund	-3.43%	9.18%	5.64%	$16,674
••••••••	Target 2040 Composite Index	-3.33	9.43	5.76	16,845
– – – –	Mixed-Asset Target 2040 Funds
		-3.65	7.48	4.29	14,784
	MSCI Average US Broad Market Index	-0.41	13.37	7.20	19,108
For a benchmark description, see the Glossary.
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

21

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2015

22

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (53.6%)
Vanguard Total Stock Market Index Fund Investor Shares	175,403,724	8,429,903

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	394,885,108	5,615,266

U.S. Bond Fund (7.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	109,092,781	1,173,838

International Bond Fund (3.2%)
Vanguard Total International Bond Index Fund Investor Shares	47,459,459	501,647
Total Investment Companies (Cost $13,163,140)		15,720,654
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $6,418)	6,417,811	6,418
Total Investments (100.0%) (Cost $13,169,558)		15,727,072

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		84,884
Receivables for Accrued Income		2,930
Receivables for Capital Shares Issued		19,243
Total Other Assets		107,057
Liabilities
Payables for Investment Securities Purchased		(2,910)
Payables for Capital Shares Redeemed		(106,989)
Total Liabilities		(109,899)
Net Assets (100%)
Applicable to 559,735,613 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		15,724,230
Net Asset Value Per Share		$28.09

23

Target Retirement 2040 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	12,855,061
Undistributed Net Investment Income	232,088
Accumulated Net Realized Gains	79,567
Unrealized Appreciation (Depreciation)	2,557,514
Net Assets	15,724,230

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	365,262
Other Income	162
Net Investment Income—Note B	365,424
Realized Net Gain (Loss)
Capital Gain Distributions Received	4,006
Investment Securities Sold	96,788
Realized Net Gain (Loss)	100,794
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,099,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	(633,017)

See accompanying Notes, which are an integral part of the Financial Statements.

25

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	365,424	313,519
Realized Net Gain (Loss)	100,794	9,137
Change in Unrealized Appreciation (Depreciation)	(1,099,235)	1,291,043
Net Increase (Decrease) in Net Assets Resulting from Operations	(633,017)	1,613,699
Distributions
Net Investment Income	(314,420)	(233,406)
Realized Capital Gain[1]	(9,312)	(3,268)
Total Distributions	(323,732)	(236,674)
Capital Share Transactions
Issued	5,442,252	4,886,111
Issued in Lieu of Cash Distributions	317,439	232,555
Redeemed	(4,990,355)	(2,596,989)
Net Increase (Decrease) from Capital Share Transactions	769,336	2,521,677
Total Increase (Decrease)	(187,413)	3,898,702
Net Assets
Beginning of Period	15,911,643	12,012,941
End of Period[2]	15,724,230	15,911,643

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $8,764,000 and $467,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $232,088,000 and $217,626,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.66	$26.80	$23.26	$19.26	$20.03
Investment Operations
Net Investment Income	.648	.593	.546	.559	.369
Capital Gain Distributions Received	.007	.001	.012	.022	.006
Net Realized and Unrealized Gain (Loss)
on Investments	(1.634)	2.773	3.485	3.872	(.705)
Total from Investment Operations	(.979)	3.367	4.043	4.453	(.330)
Distributions
Dividends from Net Investment Income	(.574)	(.500)	(.496)	(.444)	(.368)
Distributions from Realized Capital Gains	(.017)	(.007)	(.007)	(.009)	(.072)
Total Distributions	(.591)	(.507)	(.503)	(.453)	(.440)
Net Asset Value, End of Period	$28.09	$29.66	$26.80	$23.26	$19.26

Total Return[1]	-3.43%	12.66%	17.75%	23.43%	-1.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,724	$15,912	$12,013	$7,982	$4,977
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.18%	0.18%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.09%	2.18%	2.36%	2.69%	1.79%
Portfolio Turnover Rate	21%	6%	9%	3%	15%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

28

Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $36,542,000 from undistributed net investment income, and $15,211,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $255,747,000 of ordinary income and $101,971,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $13,215,621,000. Net unrealized appreciation of investment securities for tax purposes was $2,511,451,000, consisting of unrealized gains of $3,115,268,000 on securities that had risen in value since their purchase and $603,817,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $4,461,346,000 of investment securities and sold $3,650,579,000 of investment securities, other than temporary cash investments.

F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	180,154	169,864
Issued in Lieu of Cash Distributions	10,543	8,261
Redeemed	(167,343)	(90,018)
Net Increase (Decrease) in Shares Outstanding	23,354	88,107

29

Target Retirement 2040 Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	10,023	NA [2]	NA [2]	16	—	6,418
Vanguard Total Bond Market II
Index Fund	1,274,711	402,435	505,105	30,368	4,006	1,173,838
Vanguard Total International
Bond Index Fund	318,470	326,800	146,479	6,141	—	501,647
Vanguard Total International
Stock Index Fund	4,262,284	2,655,582	433,324	141,858	—	5,615,266
Vanguard Total Stock Market
Index Fund	10,056,868	1,072,752	2,561,935	186,879	—	8,429,903
Total	15,922,356	4,457,569	3,646,843	365,262	4,006	15,727,072
1 Includes net realized gain (loss) on affiliated investment securities sold of $96,830,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

30

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTIVX
30-Day SEC Yield	2.31%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures

	Target 2045	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.87

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.16%.

31

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2045 Fund	-3.49%	9.19%	5.73%	$17,459
••••••••	Target 2045 Composite Index	-3.37	9.42	5.85	17,651
– – – –	Mixed-Asset Target 2045 Funds
		-3.73	8.03	4.91	16,156
	MSCI Average US Broad Market Index	-0.41	13.37	7.12	19,902
For a benchmark description, see the Glossary.
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

32

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

33

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	160,627,376	7,719,752

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	361,405,451	5,139,185

U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	92,448,536	994,746

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	40,168,836	424,585
Total Investment Companies (Cost $11,747,202)		14,278,268
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $7,954)	7,953,595	7,954
Total Investments (100.0%) (Cost $11,755,156)		14,286,222

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		117,092
Receivables for Accrued Income		2,523
Receivables for Capital Shares Issued		15,100
Total Other Assets		134,715
Liabilities
Payables for Investment Securities Purchased		(2,508)
Payables for Capital Shares Redeemed		(135,816)
Total Liabilities		(138,324)
Net Assets (100%)
Applicable to 811,456,422 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,282,613
Net Asset Value Per Share		$17.60

34

Target Retirement 2045 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	11,425,019
Undistributed Net Investment Income	213,439
Accumulated Net Realized Gains	113,089
Unrealized Appreciation (Depreciation)	2,531,066
Net Assets	14,282,613

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	330,836
Other Income	106
Net Investment Income—Note B	330,942
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,643
Investment Securities Sold	142,653
Realized Net Gain (Loss)	146,296
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,046,669)
Net Increase (Decrease) in Net Assets Resulting from Operations	(569,431)

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	330,942	290,564
Realized Net Gain (Loss)	146,296	8,412
Change in Unrealized Appreciation (Depreciation)	(1,046,669)	1,216,259
Net Increase (Decrease) in Net Assets Resulting from Operations	(569,431)	1,515,235
Distributions
Net Investment Income	(303,599)	(234,723)
Realized Capital Gain[1]	(2,378)	—
Total Distributions	(305,977)	(234,723)
Capital Share Transactions
Issued	4,573,322	3,903,286
Issued in Lieu of Cash Distributions	301,446	231,884
Redeemed	(4,208,051)	(2,365,499)
Net Increase (Decrease) from Capital Share Transactions	666,717	1,769,671
Total Increase (Decrease)	(208,691)	3,050,183
Net Assets
Beginning of Period	14,491,304	11,441,121
End of Period[2]	14,282,613	14,491,304

1 Includes fiscal 2015 short-term gain distributions totaling $2,378,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $213,439,000 and $215,739,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.61	$16.82	$14.61	$12.10	$12.64
Investment Operations
Net Investment Income	.406	.376	.350	.354	.237
Capital Gain Distributions Received	.004	.001	.008	.014	.005
Net Realized and Unrealized Gain (Loss)
on Investments	(1.034)	1.747	2.173	2.433	(.436)
Total from Investment Operations	(.624)	2.124	2.531	2.801	(.194)
Distributions
Dividends from Net Investment Income	(.383)	(.334)	(.316)	(.286)	(.242)
Distributions from Realized Capital Gains	(.003)	—	(.005)	(.005)	(.104)
Total Distributions	(.386)	(.334)	(.321)	(.291)	(.346)
Net Asset Value, End of Period	$17.60	$18.61	$16.82	$14.61	$12.10

Total Return[1]	-3.49%	12.73%	17.70%	23.47%	-1.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,283	$14,491	$11,441	$8,163	$5,702
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.18%	0.18%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.17%	2.36%	2.70%	1.79%
Portfolio Turnover Rate	20%	7%	10%	7%	16%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

39

Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $29,643,000 from undistributed net investment income, and $14,663,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $15,266,000 to offset taxable capital gains realized during the year ended September 30, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2015, the fund had $228,456,000 of ordinary income and $134,121,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $11,791,204,000. Net unrealized appreciation of investment securities for tax purposes was $2,495,018,000, consisting of unrealized gains of $3,049,628,000 on securities that had risen in value since their purchase and $554,610,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $3,797,646,000 of investment securities and sold $3,102,415,000 of investment securities, other than temporary cash investments.

F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	241,435	216,231
Issued in Lieu of Cash Distributions	15,975	13,130
Redeemed	(224,761)	(130,624)
Net Increase (Decrease) in Shares Outstanding	32,649	98,737

40

Target Retirement 2045 Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	8,935	NA [2]	NA [2]	14	—	7,954
Vanguard Total Bond Market II
Index Fund	1,160,867	351,510	518,542	27,217	3,643	994,746
Vanguard Total International
Bond Index Fund	289,934	297,252	165,169	5,463	—	424,585
Vanguard Total International
Stock Index Fund	3,881,078	2,328,819	288,848	128,656	—	5,139,185
Vanguard Total Stock Market
Index Fund	9,155,174	817,893	2,127,708	169,486	—	7,719,752
Total	14,495,988	3,795,474	3,100,267	330,836	3,643	14,286,222
1 Includes net realized gain (loss) on affiliated investment securities sold of $142,677,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

41

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VFIFX
30-Day SEC Yield	2.31%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	6.9
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures

	Target 2050	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.87

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.16%.

42

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2050 Fund	-3.46%	9.18%	5.69%	$16,747
••••••••	Target 2050 Composite Index	-3.37	9.42	5.80	16,912
– – – –	Mixed-Asset Target 2050 Funds
		-3.72	7.83	4.53	15,113
	MSCI Average US Broad Market Index	-0.41	13.37	7.20	19,108
For a benchmark description, see the Glossary.
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

43

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2015

44

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	88,629,418	4,259,530

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	199,716,154	2,839,964

U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	50,901,927	547,705

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	22,526,791	238,108
Total Investment Companies (Cost $6,797,372)		7,885,307
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $7,079)	7,079,123	7,079
Total Investments (100.0%) (Cost $6,804,451)		7,892,386

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		42,025
Receivables for Accrued Income		1,404
Receivables for Capital Shares Issued		11,437
Total Other Assets		54,866
Liabilities
Payables for Investment Securities Purchased		(1,387)
Payables for Capital Shares Redeemed		(53,069)
Total Liabilities		(54,456)
Net Assets (100%)
Applicable to 282,422,162 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,892,796
Net Asset Value Per Share		$27.95

45

Target Retirement 2050 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	6,686,449
Undistributed Net Investment Income	113,040
Accumulated Net Realized Gains	5,372
Unrealized Appreciation (Depreciation)	1,087,935
Net Assets	7,892,796

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	175,314
Other Income	63
Net Investment Income—Note B	175,377
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,875
Investment Securities Sold	12,297
Realized Net Gain (Loss)	14,172
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(527,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	(337,985)

See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	175,377	143,739
Realized Net Gain (Loss)	14,172	2,188
Change in Unrealized Appreciation (Depreciation)	(527,534)	583,773
Net Increase (Decrease) in Net Assets Resulting from Operations	(337,985)	729,700
Distributions
Net Investment Income	(153,721)	(108,671)
Realized Capital Gain[1]	(1,032)	—
Total Distributions	(154,753)	(108,671)
Capital Share Transactions
Issued	3,209,488	2,587,083
Issued in Lieu of Cash Distributions	151,750	106,886
Redeemed	(2,364,964)	(1,280,848)
Net Increase (Decrease) from Capital Share Transactions	996,274	1,413,121
Total Increase (Decrease)	503,536	2,034,150
Net Assets
Beginning of Period	7,389,260	5,355,110
End of Period[2]	7,892,796	7,389,260

1 Includes fiscal 2015 short-term gain distributions totaling $1,032,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $113,040,000 and $108,365,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.53	$26.69	$23.16	$19.17	$20.10
Investment Operations
Net Investment Income	.623	.586	.539	.549	.360
Capital Gain Distributions Received	.006	.001	.012	.022	.006
Net Realized and Unrealized Gain (Loss)
on Investments	(1.609)	2.771	3.473	3.866	(.682)
Total from Investment Operations	(.980)	3.358	4.024	4.437	(.316)
Distributions
Dividends from Net Investment Income	(.596)	(.518)	(.487)	(.439)	(.370)
Distributions from Realized Capital Gains	(.004)	—	(.007)	(.008)	(.244)
Total Distributions	(.600)	(.518)	(.494)	(.447)	(.614)
Net Asset Value, End of Period	$27.95	$29.53	$26.69	$23.16	$19.17

Total Return[1]	-3.46%	12.69%	17.74%	23.46%	-1.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,893	$7,389	$5,355	$3,467	$2,074
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.18%	0.18%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.19%	2.36%	2.70%	1.79%
Portfolio Turnover Rate	18%	7%	9%	4%	15%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

50

Target Retirement 2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $16,981,000 from undistributed net investment income, and $2,563,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $3,440,000 to offset taxable capital gains realized during the year ended September 30, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2015, the fund had $125,676,000 of ordinary income and $11,573,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $6,823,288,000. Net unrealized appreciation of investment securities for tax purposes was $1,069,098,000, consisting of unrealized gains of $1,388,888,000 on securities that had risen in value since their purchase and $319,790,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $2,528,541,000 of investment securities and sold $1,518,895,000 of investment securities, other than temporary cash investments.

F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	106,713	90,220
Issued in Lieu of Cash Distributions	5,063	3,813
Redeemed	(79,571)	(44,461)
Net Increase (Decrease) in Shares Outstanding	32,205	49,572

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Target Retirement 2050 Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	5,041	NA2	NA [2]	10	—	7,079
Vanguard Total Bond Market II
Index Fund	599,028	218,602	270,408	14,263	1,875	547,705
Vanguard Total International
Bond Index Fund	147,582	175,992	86,311	2,934	—	238,108
Vanguard Total International
Stock Index Fund	1,990,809	1,443,367	163,162	68,820	—	2,839,964
Vanguard Total Stock Market
Index Fund	4,653,479	689,730	998,173	89,287	—	4,259,530
Total	7,395,939	2,527,691	1,518,054	175,314	1,875	7,892,386
1 Includes net realized gain (loss) on affiliated investment securities sold of $12,306,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

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Target Retirement 2055 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VFFVX
30-Day SEC Yield	2.31%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.9%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures

	Target 2055	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.87

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.16%.

53

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 18, 2010, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(8/18/2010)	Investment
	Target Retirement 2055 Fund	-3.58%	9.24%	10.04%	$16,318
••••••••	Target 2055 Composite Index	-3.37	9.42	10.25	16,477
– – – –	Spliced Mixed-Asset Target 2055+
		-3.45	8.07	8.89	15,464
	MSCI Funds US Average Broad Market Index	-0.41	13.37	14.14	19,678
For a benchmark description, see the Glossary.
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

54

Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): August 18, 2010, Through September 30, 2015

55

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Investor Shares	25,568,889	1,228,841

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	57,629,390	819,490

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	14,938,677	160,740

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	6,486,561	68,563
Total Investment Companies (Cost $2,217,310)		2,277,634
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $3,549)	3,548,846	3,549
Total Investments (100.1%) (Cost $2,220,859)		2,281,183

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		12,883
Receivables for Accrued Income		439
Receivables for Capital Shares Issued		4,910
Total Other Assets		18,232
Liabilities
Payables for Investment Securities Purchased		(398)
Payables for Capital Shares Redeemed		(20,418)
Total Liabilities		(20,816)
Net Assets (100%)
Applicable to 75,599,322 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,278,599
Net Asset Value Per Share		$30.14

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Target Retirement 2055 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,193,211
Undistributed Net Investment Income	31,449
Accumulated Net Realized Losses	(6,385)
Unrealized Appreciation (Depreciation)	60,324
Net Assets	2,278,599

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

57

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	47,039
Other Income	40
Net Investment Income—Note B	47,079
Realized Net Gain (Loss)
Capital Gain Distributions Received	454
Affiliated Investment Securities Sold	(5,749)
Futures Contracts	90
Realized Net Gain (Loss)	(5,205)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(159,464)
Net Increase (Decrease) in Net Assets Resulting from Operations	(117,590)

See accompanying Notes, which are an integral part of the Financial Statements.

58

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,079	29,476
Realized Net Gain (Loss)	(5,205)	(194)
Change in Unrealized Appreciation (Depreciation)	(159,464)	108,847
Net Increase (Decrease) in Net Assets Resulting from Operations	(117,590)	138,129
Distributions
Net Investment Income	(31,961)	(17,283)
Realized Capital Gain[1]	(346)	(145)
Total Distributions	(32,307)	(17,428)
Capital Share Transactions
Issued	1,400,909	928,250
Issued in Lieu of Cash Distributions	31,653	17,158
Redeemed	(673,689)	(311,373)
Net Increase (Decrease) from Capital Share Transactions	758,873	634,035
Total Increase (Decrease)	608,976	754,736
Net Assets
Beginning of Period	1,669,623	914,887
End of Period[2]	2,278,599	1,669,623

1 Includes fiscal 2015 short-term gain distributions totaling $288,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $31,449,000 and $21,039,000.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Target Retirement 2055 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$31.80	$28.67	$24.81	$20.45	$20.98
Investment Operations
Net Investment Income	.631	.577	.641[1]	.540	.388[1]
Capital Gain Distributions Received	.005	.001	.011[1]	.022	.001
Net Realized and Unrealized Gain (Loss)
on Investments	(1.736)	3.033	3.668	4.202	(.698)
Total from Investment Operations	(1.100)	3.611	4.320	4.764	(.309)
Distributions
Dividends from Net Investment Income	(.554)	(.477)	(.447)	(.391)	(.179)
Distributions from Realized Capital Gains	(.006)	(.004)	(.013)	(.013)	(.042)
Total Distributions	(.560)	(.481)	(.460)	(.404)	(.221)
Net Asset Value, End of Period	$30.14	$31.80	$28.67	$24.81	$20.45

Total Return[2]	-3.58%	12.69%	17.73%	23.56%	-1.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,279	$1,670	$915	$381	$124
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.18%	0.18%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.17%	2.22%	2.39%	2.76%	1.71%
Portfolio Turnover Rate	18%	7%	9%	3%	12%[3]

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at September 30, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

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Target Retirement 2055 Fund

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,708,000 from undistributed net investment income, and $185,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $31,527,000 of ordinary income and $418,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $2,227,739,000. Net unrealized appreciation of investment securities for tax purposes was $53,444,000, consisting of unrealized gains of $164,467,000 on securities that had risen in value since their purchase and $111,023,000 in unrealized losses on securities that had fallen in value since their purchase.

62

Target Retirement 2055 Fund

E. Capital shares issued and redeemed were:
					Year Ended September 30,
					2015	2014
					Shares	Shares
					(000)	(000)
Issued					43,184	30,025
Issued in Lieu of Cash Distributions					978	569
Redeemed					(21,062)	(10,007)
Net Increase (Decrease) in Shares Outstanding					23,100	20,587

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2,341	NA1	NA1	5	—	3,549
Vanguard Total Bond Market II
Index Fund	133,540	120,207	92,974	3,678	454	160,740
Vanguard Total International
Bond Index Fund	33,353	60,080	24,678	783	—	68,563
Vanguard Total International
Stock Index Fund	450,284	573,843	78,276	19,254	—	819,490
Vanguard Total Stock Market
Index Fund	1,049,374	411,646	193,552	23,319	—	1,228,841
Total	1,668,892	1,165,776	389,480	47,039	454	2,281,183
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

63

Target Retirement 2060 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTTSX
30-Day SEC Yield	2.31%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.1
Vanguard Total Bond Market II Index Fund
Investor Shares	6.9
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures

	Target 2060	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.87

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2015, the acquired fund fees and expenses were 0.16%.

64

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2012, Through September 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
			Since	Final Value
		One	Inception	of a $10,000
		Year	(1/19/2012)	Investment
	Target Retirement 2060 Fund	-3.61%	9.32%	$13,901
••••••••	Target 2060 Composite Index	-3.37	9.55	14,011
– – – –	Spliced Mixed-Asset Target 2055+
		-3.45	8.38	13,464
	MSCI Funds US Average Broad Market Index	-0.41	13.18	15,801
For a benchmark description, see the Glossary.
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

65

Target Retirement 2060 Fund

Fiscal-Year Total Returns (%): January 19, 2012, Through September 30, 2015

66

Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	8,241,100	396,067

International Stock Fund (36.1%)
Vanguard Total International Stock Index Fund Investor Shares	18,604,290	264,553

U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	4,707,133	50,649

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	2,046,229	21,629
Total Investment Companies (Cost $740,657)		732,898
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $1,082)	1,081,522	1,082
Total Investments (100.1%) (Cost $741,739)		733,980

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		915
Receivables for Accrued Income		126
Receivables for Capital Shares Issued		1,835
Total Other Assets		2,876
Liabilities
Payables for Investment Securities Purchased		(126)
Payables for Capital Shares Redeemed		(3,409)
Total Liabilities		(3,535)
Net Assets (100%)
Applicable to 27,585,391 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		733,321
Net Asset Value Per Share		$26.58

67

Target Retirement 2060 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	731,789
Undistributed Net Investment Income	9,830
Accumulated Net Realized Losses	(539)
Unrealized Appreciation (Depreciation)	(7,759)
Net Assets	733,321

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

68

Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	14,507
Net Investment Income—Note B	14,507
Realized Net Gain (Loss)
Capital Gain Distributions Received	134
Affiliated Investment Securities Sold	(332)
Realized Net Gain (Loss)	(198)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(52,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,801)

See accompanying Notes, which are an integral part of the Financial Statements.

69

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,507	8,027
Realized Net Gain (Loss)	(198)	(20)
Change in Unrealized Appreciation (Depreciation)	(52,110)	27,610
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,801)	35,617
Distributions
Net Investment Income	(8,995)	(3,832)
Realized Capital Gain[1]	(136)	(10)
Total Distributions	(9,131)	(3,842)
Capital Share Transactions
Issued	523,888	355,026
Issued in Lieu of Cash Distributions	8,983	3,794
Redeemed	(238,028)	(122,342)
Net Increase (Decrease) from Capital Share Transactions	294,843	236,478
Total Increase (Decrease)	247,911	268,253
Net Assets
Beginning of Period	485,410	217,157
End of Period[2]	733,321	485,410

1 Includes fiscal 2015 short-term gain distributions totaling $116,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,830,000 and $5,769,000.

See accompanying Notes, which are an integral part of the Financial Statements.

70

Target Retirement 2060 Fund

Financial Highlights

				Jan. 19,
				2012[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.03	$25.21	$21.74	$20.00
Investment Operations
Net Investment Income	.540	.615[2]	.581[2]	.218
Capital Gain Distributions Received	.004	.001[2]	.007[2]	.002
Net Realized and Unrealized Gain (Loss) on Investments	(1.523)	2.572	3.203	1.520
Total from Investment Operations	(.979)	3.188	3.791	1.740
Distributions
Dividends from Net Investment Income	(.464)	(.367)	(.315)	—
Distributions from Realized Capital Gains	(.007)	(.001)	(.006)	—
Total Distributions	(.471)	(.368)	(.321)	—
Net Asset Value, End of Period	$26.58	$28.03	$25.21	$21.74

Total Return[3]	-3.61%	12.72%	17.69%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$733	$485	$217	$33
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	2.19%	2.25%	2.45%	2.99%[4]
Portfolio Turnover Rate	21%	11%	10%	40%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

71

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

72

Target Retirement 2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,451,000 from undistributed net investment income, and $126,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $10,135,000 of ordinary income and $270,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $742,852,000. Net unrealized depreciation of investment securities for tax purposes was $8,873,000, consisting of unrealized gains of $28,365,000 on securities that had risen in value since their purchase and $37,238,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	18,344	13,041
Issued in Lieu of Cash Distributions	315	143
Redeemed	(8,394)	(4,478)
Net Increase (Decrease) in Shares Outstanding	10,265	8,706

73

Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	437	NA1	NA1	2	—	1,082
Vanguard Total Bond Market II
Index Fund	39,012	41,871	30,185	1,115	134	50,649
Vanguard Total International
Bond Index Fund	9,579	17,456	5,345	239	—	21,629
Vanguard Total International
Stock Index Fund	131,101	204,389	31,562	5,964	—	264,553
Vanguard Total Stock Market
Index Fund	305,530	175,063	71,569	7,187	—	396,067
Total	485,659	438,779	138,661	14,507	134	733,980
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund and Vanguard Target Retirement 2060 Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund and Vanguard Target Retirement 2060 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2035	47,093
Target Retirement 2040	13,199
Target Retirement 2045	13,195
Target Retirement 2050	1,241
Target Retirement 2055	243
Target Retirement 2060	113

75

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by all of the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2035	366,359
Target Retirement 2040	248,140
Target Retirement 2045	239,509
Target Retirement 2050	121,348
Target Retirement 2055	25,294
Target Retirement 2060	7,133

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2035	39.8%
Target Retirement 2040	42.7
Target Retirement 2045	43.5
Target Retirement 2050	42.2
Target Retirement 2055	44.1
Target Retirement 2060	43.2

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement 2035	199,456	10,359
Target Retirement 2040	147,819	7,935
Target Retirement 2045	133,959	7,196
Target Retirement 2050	71,668	3,849
Target Retirement 2055	20,014	1,077
Target Retirement 2060	6,196	334

Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

76

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2015
	One	Five	Ten
	Year	Years	Years
Target Retirement 2035 Fund
Returns Before Taxes	-2.75%	9.06%	5.56%
Returns After Taxes on Distributions	-3.30	8.53	5.07
Returns After Taxes on Distributions and Sale of Fund Shares	-1.21	7.12	4.38

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2040 Fund
Returns Before Taxes	-3.43%	9.18%	5.64%
Returns After Taxes on Distributions	-3.94	8.69	5.23
Returns After Taxes on Distributions and Sale of Fund Shares	-1.60	7.23	4.46

	One	Five	Ten
	Year	Years	Years
Target Retirement 2045 Fund
Returns Before Taxes	-3.49%	9.19%	5.73%
Returns After Taxes on Distributions	-4.01	8.67	5.26
Returns After Taxes on Distributions and Sale of Fund Shares	-1.61	7.23	4.54

77

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2015

				Since
	One		Five	Inception
	Year		Years	(6/7/2006)
Target Retirement 2050 Fund
Returns Before Taxes	-3.46%		9.18%	5.69%
Returns After Taxes on Distributions	-3.96		8.65	5.26
Returns After Taxes on Distributions and Sale of Fund Shares	-1.60		7.22	4.50

				Since
	One		Five	Inception
	Year		Years	(8/18/2010)
Target Retirement 2055 Fund
Returns Before Taxes	-3.58%		9.24%	10.04%
Returns After Taxes on Distributions	-4.02		8.85	9.66
Returns After Taxes on Distributions and Sale of Fund Shares	-1.71		7.28	7.95

				Since
		One		Inception
		Year		(1/19/2012)
Target Retirement 2060 Fund
Returns Before Taxes		-3.61%		9.32%
Returns After Taxes on Distributions		-4.03		9.00
Returns After Taxes on Distributions and Sale of Fund Shares		-1.74		7.28

78

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

79

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Target Retirement 2035 Fund	$1,000.00	$928.26	$0.73
Target Retirement 2040 Fund	$1,000.00	$921.47	$0.77
Target Retirement 2045 Fund	$1,000.00	$921.89	$0.77
Target Retirement 2050 Fund	$1,000.00	$921.83	$0.77
Target Retirement 2055 Fund	$1,000.00	$920.59	$0.77
Target Retirement 2060 Fund	$1,000.00	$920.68	$0.77
Based on Hypothetical 5% Yearly Return
Target Retirement 2035 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2040 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2045 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2050 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2055 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2060 Fund	$1,000.00	$1,024.27	$0.81

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.15%, 0.16%, 0.16%, 0.16%, 0.16%, and 0.16%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

80

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target 2055+ Funds Average: Mixed-Asset Target 2050 Funds Average through August 31, 2013; Mixed-Asset Target 2055+ Funds Average thereafter.

81

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

82

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

83

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112015

Annual Report | September 30, 2015

Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement Income Fund

Vanguard Institutional Target Retirement 2010 Fund

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Institutional Target Retirement Income Fund.	8
Institutional Target Retirement 2010 Fund.	19
Institutional Target Retirement 2015 Fund.	30
Institutional Target Retirement 2020 Fund.	41
Institutional Target Retirement 2025 Fund.	52
Institutional Target Retirement 2030 Fund.	63
Trustees Approve Advisory Arrangement.	76
Glossary.	77

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Period Ended September 30, 2015
Since Inception
Institutional Target Retirement Income Fund (Inception: 6/26/2015)	-2.44%
Target Income Composite Index	-2.42
Mixed-Asset Target Today Funds Average	-3.32
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2010 Fund (Inception: 6/26/2015)	-3.00%
Target 2010 Composite Index	-3.02
Mixed-Asset Target 2010 Funds Average	-4.22
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2015 Fund (Inception: 6/26/2015)	-4.70%
Target 2015 Composite Index	-4.69
Mixed-Asset Target 2015 Funds Average	-4.86
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2020 Fund (Inception: 6/26/2015)	-5.80%
Target 2020 Composite Index	-5.80
Mixed-Asset Target 2020 Funds Average	-5.59
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2025 Fund (Inception: 6/26/2015)	-6.75%
Target 2025 Composite Index	-6.75
Mixed-Asset Target 2025 Funds Average	-6.69
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2030 Fund (Inception: 6/26/2015)	-7.75%
Target 2030 Composite Index	-7.69
Mixed-Asset Target 2030 Funds Average	-7.76
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

I am pleased to provide you with the first shareholder report for Vanguard Institutional Target Retirement Funds. These new funds, which began operating on June 26, 2015, offer the same sophisticated asset allocation and disciplined, long-term strategy as our traditional Target Retirement Funds do, but at a lower cost.

The roughly three months from the funds’ inception through September 30, 2015, were a volatile time for the world’s financial markets. After notching an impressive advance earlier in the fiscal year, U.S. stocks reversed course, but they still held up significantly better than their international counterparts.

Bonds generally outperformed stocks for the period. International bond results differed significantly depending on whether they were hedged or unhedged for currency effects, a point I’ll revisit later in this letter.

Returns for the six Vanguard Institutional Target Retirement Funds covered in this report ranged from –7.75% for the Vanguard Target Retirement 2030 Fund to –2.44% for Vanguard Target Retirement Income Fund. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.) Given the investment environment, it’s not surprising that the funds with more exposure to bonds and less exposure to stocks performed best.

2

China’s economic woes weighed on global stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated that the Fed was concerned about the fragility of global markets.

International stocks returned about –11% as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the weakness of international currencies relative to the dollar. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

More conservative funds fared best amid volatility

Vanguard Institutional Target Retirement Funds offer a diversified portfolio within a single fund that adjusts its underlying asset mix over time. As the investor’s retirement date approaches, the portfolio shifts from a growth-oriented, stock-heavy asset allocation to an emphasis on income-generating fixed income securities. Once its target date is reached, each fund continues to adjust until it enters an income phase, at which point it converts to the Income Fund. That fund, which represents a static allocation of about

In stormy markets, target-date funds can help you stay on course

At Vanguard, we advise investors to avoid overreacting to market noise. But we realize that market turmoil, such as that experienced in recent months, can trigger even seasoned investors to make investment decisions based on emotion.

That’s where target-date funds can help. A Vanguard study of defined-contribution retirement plans found that the increasing use of target-date funds is dramatically improving investor behavior.

Target-date investors, it seems, are better able to weather market volatility and stick with their investment plan—probably because they know that their asset mix is automatically adjusted to fit their age and investment horizon.

According to the Vanguard study How America Saves 2015, when compared with other retirement plan investors, those who held their entire account balance in target-date funds:

  Had more balanced portfolios (including, for example, bonds and international stocks).
  Did not hold “extreme” equity allocations (either no stocks or 100% stocks).
  Refrained from frequent trading, which typically leads to disappointing results.

4

70% bonds and 30% stocks, is mostly focused on helping investors generate income and preserve their wealth.

As I mentioned earlier in this letter, bonds outperformed stocks for the most recent fiscal year; they also outperformed stocks for the period since the funds’ inception. Mirroring this broad trend, the more conservative of the Institutional Target Retirement Funds—those holding more bonds and less stocks—fared best. Not surprisingly, the Income Fund was the group’s top performer, and the 2030 Fund, which has the largest allocation to stocks, had the poorest results. Returns for the four other funds fell in between.

These results, of course, largely reflect the performance of the five underlying portfolios that make up the Institutional Target Retirement Funds—Vanguard Total Stock Market Index Fund, Vanguard Total International Stock Index Fund, Vanguard Total Bond Market II Index Fund, Vanguard Total International Bond Index Fund, and Vanguard Short-Term Inflation-Protected Securities Index Fund.

In keeping with the broader market trends, the underlying bond portfolios performed best. Vanguard Total International Bond Index Fund, which provides broad exposure to non-U.S. investment-grade bonds, was the top performer, returning 1.84% (all returns for the underlying portfolios are for June 26, 2015, through September 30, 2015). Vanguard Total Bond Market II Index Fund—which offers broad exposure to the U.S. investment-grade fixed income market—followed close behind, returning 1.84%. Global fixed income markets benefited as investors sought solace from the stock markets’ heightened volatility.

Currency hedging, as I mentioned, was a distinguishing factor in the performance of international bonds. The Total International Bond Index Fund uses currency exchange contracts to minimize the effects of currency fluctuations. This policy largely erased the negative effect of converting foreign bond returns into more expensive U.S. dollars.

The remaining three underlying funds posted negative results for the fiscal year. Vanguard Short-Term Inflation-Protected Securities Index Fund—which is held only in the Income Fund, 2010 Fund, the 2015 Fund, and the 2020 Fund—returned –0.45%. Investors saw little need for inflation insurance amid low inflationary expectations.

Vanguard Total Stock Market Index Fund—which provides investors with broad exposure to the entire U.S. stock market—returned –8.94%. Vanguard Total International Stock Index Fund, which offers exposure to both developed and emerging international economies, returned –13.81%. Both domestic and international equity markets struggled amid volatility later in the period. The strength of the U.S. dollar furthered hindered results of foreign stocks.

5

A dose of discipline is crucial when markets become volatile

Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August, and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to volatility.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can be crucial as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2015

6

Your Fund’s Performance at a Glance
Inception Through September 30, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Institutional Target Retirement Income Fund
(Inception: 6/26/2015)	$20.00	$19.46	$0.052	$0.000
Institutional Target Retirement 2010 Fund
(Inception: 6/26/2015)	$20.00	$19.40	$0.000	$0.000
Institutional Target Retirement 2015 Fund
(Inception: 6/26/2015)	$20.00	$19.06	$0.000	$0.000
Institutional Target Retirement 2020 Fund
(Inception: 6/26/2015)	$20.00	$18.84	$0.000	$0.000
Institutional Target Retirement 2025 Fund
(Inception: 6/26/2015)	$20.00	$18.65	$0.000	$0.000
Institutional Target Retirement 2030 Fund
(Inception: 6/26/2015)	$20.00	$18.45	$0.000	$0.000

7

Institutional Target Retirement Income Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VITRX
30-Day SEC Yield	1.95%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.2%
Vanguard Total Stock Market Index Fund
Institutional Shares	18.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	16.8
Vanguard Total International Bond Index
Fund Admiral Shares	15.9
Vanguard Total International Stock Index
Fund Investor Shares	12.0

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

8

Institutional Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement Income Fund	-2.44%	$97,560,000
Target Income Composite Index	-2.42	97,583,898
Mixed-Asset Target Today Funds Average	-3.32	96,680,235
Barclays U.S. Aggregate Bond Index	1.87	101,865,565

For a benchmark description, see the Glossary.

Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Institutional Target Retirement Income Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

10

Institutional Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	3,171,873	152,504

International Stock Fund (12.0%)
Vanguard Total International Stock Index Fund Investor Shares	7,133,372	101,436

U.S. Bond Funds (54.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	29,121,358	313,346
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	5,833,079	141,569
		454,915
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Admiral Shares	6,340,035	133,965
Total Investment Companies (Cost $860,115)		842,820

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Accrued Income		687
Receivables for Capital Shares Issued		26,363
Total Other Assets		27,050
Liabilities
Payables for Investment Securities Purchased		(26,672)
Payables for Capital Shares Redeemed		(229)
Other Liabilities		(16)
Total Liabilities		(26,917)
Net Assets (100%)
Applicable to 43,308,594 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		842,953
Net Asset Value Per Share		$19.46

11

Institutional Target Retirement Income Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	859,764
Undistributed Net Investment Income	496
Accumulated Net Realized Losses	(12)
Unrealized Appreciation (Depreciation)	(17,295)
Net Assets	842,953

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement Income Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	2,561
Net Investment Income—Note B	2,561
Realized Net Gain (Loss) on Affiliated Investment Securities Sold	4
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(17,295)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,730)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement Income Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,561
Realized Net Gain (Loss)	4
Change in Unrealized Appreciation (Depreciation)	(17,295)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,730)
Distributions
Net Investment Income	(2,065)
Realized Capital Gain	—
Total Distributions	(2,065)
Capital Share Transactions
Issued	876,113
Issued in Lieu of Cash Distributions	2,065
Redeemed	(18,430)
Net Increase (Decrease) from Capital Share Transactions	859,748
Total Increase (Decrease)	842,953
Net Assets
Beginning of Period	—
End of Period[2]	842,953

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $496,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Institutional Target Retirement Income Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.111[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(.599)
Total from Investment Operations	(. 488)
Distributions
Dividends from Net Investment Income	(.052)
Distributions from Realized Capital Gains	—
Total Distributions	(. 052)
Net Asset Value, End of Period	$19.46

Total Return	-2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$843
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	1.99%[3]
Portfolio Turnover Rate	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Institutional Target Retirement Income Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

16

Institutional Target Retirement Income Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $16,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $546,000 of ordinary income available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $860,177,000. Net unrealized depreciation of investment securities for tax purposes was $17,357,000, consisting of unrealized gains of $2,245,000 on securities that had risen in value since their purchase and $19,602,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:
June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	44,137
Issued in Lieu of Cash Distributions	106
Redeemed	(934)
Net Increase (Decrease) in Shares Outstanding	43,309
1 Inception.

17

Institutional Target Retirement Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	—	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	—	142,069	295	—	—	141,569
Vanguard Total Bond Market II
Index Fund	—	316,498	4,791	1,077	—	313,346
Vanguard Total International Bond
Index Fund	—	133,716	363	334	—	133,965
Vanguard Total International Stock
Index Fund	—	111,282	722	444	—	101,436
Vanguard Total Stock Market
Index Fund	—	164,065	1,348	706	—	152,504
Total	—	867,630	7,519	2,561	—	842,820
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

18

Institutional Target Retirement 2010 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VIRTX
30-Day SEC Yield	1.99%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	35.5%
Vanguard Total Stock Market Index Fund
Institutional Shares	20.7
Vanguard Total International Bond Index
Fund Admiral Shares	15.2
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	14.9
Vanguard Total International Stock Index
Fund Investor Shares	13.7

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

19

Institutional Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2010 Fund	-3.00%	$97,000,000
Target 2010 Composite Index	-3.02	96,979,520
Mixed-Asset Target 2010 Funds Average	-4.22	95,777,859
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

20

Institutional Target Retirement 2010 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

21

Institutional Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (20.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	3,373,858	162,215

International Stock Fund (13.7%)
Vanguard Total International Stock Index Fund Investor Shares	7,589,243	107,919

U.S. Bond Funds (50.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	25,881,471	278,485
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	4,811,274	116,769
		395,254
International Bond Fund (15.2%)
Vanguard Total International Bond Index Fund Admiral Shares	5,638,254	119,137
Total Investment Companies (Cost $802,960)		784,525

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Accrued Income		571
Receivables for Capital Shares Issued		23,923
Total Other Assets		24,494
Liabilities
Payables for Investment Securities Purchased		(23,856)
Payables for Capital Shares Redeemed		(318)
Other Liabilities		(15)
Total Liabilities		(24,189)
Net Assets (100%)
Applicable to 40,461,083 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		784,830
Net Asset Value Per Share		$19.40

22

Institutional Target Retirement 2010 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	800,848
Undistributed Net Investment Income	2,360
Accumulated Net Realized Gains	57
Unrealized Appreciation (Depreciation)	(18,435)
Net Assets	784,830

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2010 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	2,379
Net Investment Income—Note B	2,379
Realized Net Gain (Loss)
Affiliated Investment Securities Sold	11
Futures Contracts	47
Realized Net Gain (Loss)	58
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(18,435)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,998)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2010 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,379
Realized Net Gain (Loss)	58
Change in Unrealized Appreciation (Depreciation)	(18,435)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,998)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	819,881
Issued in Lieu of Cash Distributions	—
Redeemed	(19,053)
Net Increase (Decrease) from Capital Share Transactions	800,828
Total Increase (Decrease)	784,830
Net Assets
Beginning of Period	—
End of Period[2]	784,830

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,360,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Institutional Target Retirement 2010 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.115[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(.715)
Total from Investment Operations	(. 600)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$19.40

Total Return	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$785
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.02%[3]
Portfolio Turnover Rate	3%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Institutional Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at September 30, 2015.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of

27

Institutional Target Retirement 2010 Fund

being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $19,000 from undistributed net investment income, and $1,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $2,452,000 of ordinary income and $28,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $803,023,000. Net unrealized depreciation of investment securities for tax purposes was $18,498,000, consisting of unrealized gains of $1,705,000 on securities that had risen in value since their purchase and $20,203,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	41,427
Issued in Lieu of Cash Distributions	—
Redeemed	(966)
Net Increase (Decrease) in Shares Outstanding	40,461
1 Inception.

28

Institutional Target Retirement 2010 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	—	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	—	119,029	2,051	—	—	116,769
Vanguard Total Bond Market II
Index Fund	—	283,131	5,896	925	—	278,485
Vanguard Total International
Bond Index Fund	—	122,684	4,014	287	—	119,137
Vanguard Total International
Stock Index Fund	—	118,088	736	459	—	107,919
Vanguard Total Stock Market
Index Fund	—	174,395	1,681	708	—	162,215
Total	—	817,327	14,378	2,379	—	784,525
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

29

Institutional Target Retirement 2015 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VITVX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	29.8%
Vanguard Total Stock Market Index Fund
Institutional Shares	29.3
Vanguard Total International Stock Index
Fund Investor Shares	19.5
Vanguard Total International Bond Index
Fund Admiral Shares	12.8
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	8.6

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

30

Institutional Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2015 Fund	-4.70%	$95,300,000
Target 2015 Composite Index	-4.69	95,306,165
Mixed-Asset Target 2015 Funds Average	-4.86	95,144,337
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

31

Institutional Target Retirement 2015 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

32

Institutional Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (29.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	16,963,411	815,601

International Stock Fund (19.4%)
Vanguard Total International Stock Index Fund Investor Shares	38,151,557	542,515

U.S. Bond Funds (38.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	77,428,642	833,132
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	9,880,679	239,804
		1,072,936
International Bond Fund (12.8%)
Vanguard Total International Bond Index Fund Admiral Shares	16,857,938	356,208
Total Investment Companies (Cost $2,886,097)		2,787,260

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Receivables for Accrued Income		1,751
Receivables for Capital Shares Issued		96,685
Total Other Assets		98,436
Liabilities
Payables for Investment Securities Purchased		(94,856)
Payables for Capital Shares Redeemed		(240)
Other Liabilities		(397)
Total Liabilities		(95,493)
Net Assets (100%)
Applicable to 146,389,105 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,790,203
Net Asset Value Per Share		$19.06

33

Institutional Target Retirement 2015 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,879,218
Undistributed Net Investment Income	9,723
Accumulated Net Realized Gains	99
Unrealized Appreciation (Depreciation)	(98,837)
Net Assets	2,790,203

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

34

Institutional Target Retirement 2015 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	9,769
Net Investment Income—Note B	9,769
Realized Net Gain (Loss)
Affiliated Investment Securities Sold	19
Futures Contracts	81
Realized Net Gain (Loss)	100
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(98,837)
Net Increase (Decrease) in Net Assets Resulting from Operations	(88,968)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Institutional Target Retirement 2015 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,769
Realized Net Gain (Loss)	100
Change in Unrealized Appreciation (Depreciation)	(98,837)
Net Increase (Decrease) in Net Assets Resulting from Operations	(88,968)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	2,926,694
Issued in Lieu of Cash Distributions	—
Redeemed	(47,523)
Net Increase (Decrease) from Capital Share Transactions	2,879,171
Total Increase (Decrease)	2,790,203
Net Assets
Beginning of Period	—
End of Period[2]	2,790,203

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,723,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Institutional Target Retirement 2015 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.124[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.064)
Total from Investment Operations	(0.940)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$19.06

Total Return	-4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,790
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.21%[3]
Portfolio Turnover Rate	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Institutional Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at September 30, 2015.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of

38

Institutional Target Retirement 2015 Fund

being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $46,000 from undistributed net investment income, and $1,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $9,835,000 of ordinary income and $48,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $2,886,158,000. Net unrealized depreciation of investment securities for tax purposes was $98,898,000, consisting of unrealized gains of $5,855,000 on securities that had risen in value since their purchase and $104,753,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	148,822
Issued in Lieu of Cash Distributions	—
Redeemed	(2,433)
Net Increase (Decrease) in Shares Outstanding	146,389
1 Inception.

39

Institutional Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	—	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	—	241,135	891	—	—	239,804
Vanguard Total Bond Market II
Index Fund	—	845,981	17,068	2,919	—	833,132
Vanguard Total International
Bond Index Fund	—	356,638	2,082	900	—	356,208
Vanguard Total International
Stock Index Fund	—	593,934	1,608	2,330	—	542,515
Vanguard Total Stock Market
Index Fund	—	873,649	3,610	3,620	—	815,601
Total	—	2,911,337	25,259	9,769	—	2,787,260
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

40

Institutional Target Retirement 2020 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VITWX
30-Day SEC Yield	2.25%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	35.5%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.1
Vanguard Total International Stock Index
Fund Investor Shares	23.6
Vanguard Total International Bond Index
Fund Admiral Shares	12.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	0.8

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

41

Institutional Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2020 Fund	-5.80%	$94,200,000
Target 2020 Composite Index	-5.80	94,199,485
Mixed-Asset Target 2020 Funds Average	-5.59	94,407,478
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

42

Institutional Target Retirement 2020 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

43

Institutional Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (35.5%)
Vanguard Total Stock Market Index Fund Institutional Shares	35,684,835	1,715,727

International Stock Fund (23.6%)
Vanguard Total International Stock Index Fund Investor Shares	80,263,035	1,141,341

U.S. Bond Funds (28.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	125,915,156	1,354,847
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	1,591,391	38,623
		1,393,470
International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Admiral Shares	27,423,724	579,463
Total Investment Companies (Cost $5,026,072)		4,830,001

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Receivables for Accrued Income		2,786
Receivables for Capital Shares Issued		197,691
Total Other Assets		200,477
Liabilities
Payables for Investment Securities Purchased		(194,211)
Payables for Capital Shares Redeemed		(427)
Other Liabilities		(575)
Total Liabilities		(195,213)
Net Assets (100%)
Applicable to 256,702,765 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,835,265
Net Asset Value Per Share		$18.84

44

Institutional Target Retirement 2020 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,013,031
Undistributed Net Investment Income	17,994
Accumulated Net Realized Gains	311
Unrealized Appreciation (Depreciation)	(196,071)
Net Assets	4,835,265

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

45

Institutional Target Retirement 2020 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	18,060
Net Investment Income—Note B	18,060
Realized Net Gain (Loss)
Affiliated Investment Securities Sold	29
Futures Contracts	283
Realized Net Gain (Loss)	312
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(196,071)
Net Increase (Decrease) in Net Assets Resulting from Operations	(177,699)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Institutional Target Retirement 2020 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,060
Realized Net Gain (Loss)	312
Change in Unrealized Appreciation (Depreciation)	(196,071)
Net Increase (Decrease) in Net Assets Resulting from Operations	(177,699)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distribution	—
Capital Share Transactions
Issued	5,067,821
Issued in Lieu of Cash Distributions	—
Redeemed	(54,857)
Net Increase (Decrease) from Capital Share Transactions	5,012,964
Total Increase (Decrease)	4,835,265
Net Assets
Beginning of Period	—
End of Period[2]	4,835,265

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,994,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Institutional Target Retirement 2020 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.138[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.298)
Total from Investment Operations	(1.160)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.84

Total Return	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,835
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.48%[3]
Portfolio Turnover Rate	2%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Institutional Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2015, the fund’s average investments in long and short futures contracts represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at September 30, 2015.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

49

Institutional Target Retirement 2020 Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $66,000 from undistributed net investment income, and $1,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $18,143,000 of ordinary income and $169,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $5,026,079,000. Net unrealized depreciation of investment securities for tax purposes was $196,078,000, consisting of unrealized gains of $8,993,000 on securities that had risen in value since their purchase and $205,071,000 in unrealized losses on securities that had fallen in value since their purchase.

50

Institutional Target Retirement 2020 Fund

E. Capital shares issued and redeemed were:
					June 26, 2015[1] to
					September 30, 2015
						Shares
						(000)
Issued						259,546
Issued in Lieu of Cash Distribution						—
Redeemed						(2,843)
Net Increase (Decrease) in Shares Outstanding						256,703
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	1	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	—	38,620	—	—	—	38,623
Vanguard Total Bond Market II
Index Fund	—	1,373,740	25,375	4,540	—	1,354,847
Vanguard Total International
Bond Index Fund	—	584,938	8,012	1,380	—	579,463
Vanguard Total International
Stock Index Fund	—	1,244,492	5,320	4,790	—	1,141,341
Vanguard Total Stock Market
Index Fund	—	1,830,300	7,340	7,349	—	1,715,727
Total	—	5,072,090	46,047	18,060	—	4,830,001
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

51

Institutional Target Retirement 2025 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VRIVX
30-Day SEC Yield	2.29%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	40.2%
Vanguard Total International Stock Index
Fund Investor Shares	26.7
Vanguard Total Bond Market II Index Fund
Investor Shares	23.2
Vanguard Total International Bond Index
Fund Admiral Shares	9.9

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

52

Institutional Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2025 Fund	-6.75%	$93,250,000
Target 2025 Composite Index	-6.75	93,254,189
Mixed-Asset Target 2025 Funds Average	-6.69	93,311,954
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

53

Institutional Target Retirement 2025 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

54

Institutional Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (40.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	44,685,514	2,148,480

International Stock Fund (26.7%)
Vanguard Total International Stock Index Fund Investor Shares	100,526,313	1,429,484

U.S. Bond Fund (23.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	115,275,291	1,240,362

International Bond Fund (9.9%)
Vanguard Total International Bond Index Fund Admiral Shares	25,107,889	530,530
Total Investment Companies (Cost $5,607,176)		5,348,856
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $1,149)	1,149,045	1,149
Total Investments (99.8%) (Cost $5,608,325)		5,350,005

		Amount
		($000)
Other Assets and Liabilities (0.2%)
Other Assets
Receivables for Accrued Income		2,583
Receivables for Capital Shares Issued		226,069
Total Other Assets		228,652
Liabilities
Payables for Investment Securities Purchased		(216,329)
Payables for Capital Shares Redeemed		(82)
Other Liabilities		(13)
Total Liabilities		(216,424)
Net Assets (100%)
Applicable to 287,493,169 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,362,233
Net Asset Value Per Share		$18.65

55

Institutional Target Retirement 2025 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,599,458
Undistributed Net Investment Income	20,968
Accumulated Net Realized Gains	127
Unrealized Appreciation (Depreciation)	(258,320)
Net Assets	5,362,233

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

56

Institutional Target Retirement 2025 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	20,998
Net Investment Income—Note B	20,998
Realized Net Gain (Loss)
Affiliated Investment Securities Sold	9
Futures Contracts	118
Realized Net Gain (Loss)	127
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(258,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	(237,195)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Institutional Target Retirement 2025 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,998
Realized Net Gain (Loss)	127
Change in Unrealized Appreciation (Depreciation)	(258,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	(237,195)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distribution	—
Capital Share Transactions
Issued	5,632,871
Issued in Lieu of Cash Distributions	—
Redeemed	(33,443)
Net Increase (Decrease) from Capital Share Transactions	5,599,428
Total Increase (Decrease)	5,362,233
Net Assets
Beginning of Period	—
End of Period[2]	5,362,233

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,968,000.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Institutional Target Retirement 2025 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	0.140 [2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.490)
Total from Investment Operations	(1.350)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.65

Total Return	-6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,362
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.52%[3]
Portfolio Turnover Rate	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Institutional Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at September 30, 2015.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of

60

Institutional Target Retirement 2025 Fund

being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $30,000 from undistributed net investment income to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $21,025,000 of ordinary income and $71,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $5,608,325,000. Net unrealized depreciation of investment securities for tax purposes was $258,320,000, consisting of unrealized gains of $8,892,000 on securities that had risen in value since their purchase and $267,212,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	289,240
Issued in Lieu of Cash Distributions	—
Redeemed	(1,747)
Net Increase (Decrease) in Shares Outstanding	287,493
1 Inception.

61

Institutional Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	1	—	1,149
Vanguard Total Bond Market II
Index Fund	—	1,245,409	11,457	4,270	—	1,240,362
Vanguard Total International
Bond Index Fund	—	529,303	1,264	1,309	—	530,530
Vanguard Total International
Stock Index Fund	—	1,558,748	1,535	6,061	—	1,429,484
Vanguard Total Stock Market
Index Fund	—	2,291,092	3,129	9,357	—	2,148,480
Total	—	5,624,552	17,385	20,998	—	5,350,005
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

62

Institutional Target Retirement 2030 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTTWX
30-Day SEC Yield	2.32%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	44.6%
Vanguard Total International Stock Index
Fund Investor Shares	29.7
Vanguard Total Bond Market II Index Fund
Investor Shares	18.0
Vanguard Total International Bond Index
Fund Admiral Shares	7.7

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

63

Institutional Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2030 Fund	-7.75%	$92,250,000
Target 2030 Composite Index	-7.69	92,313,551
Mixed-Asset Target 2030 Funds Average	-7.76	92,238,179
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

64

Institutional Target Retirement 2030 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

65

Institutional Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (44.6%)
Vanguard Total Stock Market Index Fund Institutional Shares	41,066,060	1,974,456

International Stock Fund (29.6%)
Vanguard Total International Stock Index Fund Investor Shares	92,360,154	1,313,362

U.S. Bond Fund (17.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	73,775,528	793,825

International Bond Fund (7.7%)
Vanguard Total International Bond Index Fund Admiral Shares	16,049,800	339,132
Total Investment Companies (Cost $4,648,984)		4,420,775
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $1,392)	1,392,102	1,392
Total Investments (99.8%) (Cost $4,650,376)		4,422,167

		Amount
		($000)
Other Assets and Liabilities (0.2%)
Other Assets
Receivables for Accrued Income		1,621
Receivables for Capital Shares Issued		170,372
Total Other Assets		171,993
Liabilities
Payables for Investment Securities Purchased		(162,804)
Payables for Capital Shares Redeemed		(94)
Other Liabilities		(9)
Total Liabilities		(162,907)
Net Assets (100%)
Applicable to 240,123,765 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,431,253
Net Asset Value Per Share		$18.45

66

Institutional Target Retirement 2030 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,641,871
Undistributed Net Investment Income	17,322
Accumulated Net Realized Gains	269
Unrealized Appreciation (Depreciation)	(228,209)
Net Assets	4,431,253

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

67

Institutional Target Retirement 2030 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	17,322
Net Investment Income—Note B	17,322
Realized Net Gain (Loss)
Affiliated Investment Securities Sold	25
Futures Contracts	244
Realized Net Gain (Loss)	269
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(228,209)
Net Increase (Decrease) in Net Assets Resulting from Operations	(210,618)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

68

Institutional Target Retirement 2030 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,322
Realized Net Gain (Loss)	269
Change in Unrealized Appreciation (Depreciation)	(228,209)
Net Increase (Decrease) in Net Assets Resulting from Operations	(210,618)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distribution	—
Capital Share Transactions
Issued	4,664,363
Issued in Lieu of Cash Distributions	—
Redeemed	(22,492)
Net Increase (Decrease) from Capital Share Transactions	4,641,871
Total Increase (Decrease)	4,431,253
Net Assets
Beginning of Period	—
End of Period[2]	4,431,253

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,322,000.

See accompanying Notes, which are an integral part of the Financial Statements.

69

Institutional Target Retirement 2030 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.145[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.695)
Total from Investment Operations	(1.550)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.45

Total Return	-7.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,431
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.64%[3]
Portfolio Turnover Rate	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

70

Institutional Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at September 30, 2015.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board

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Institutional Target Retirement 2030 Fund

of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2015, the fund had $17,444,000 of ordinary income and $146,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $4,650,376,000. Net unrealized depreciation of investment securities for tax purposes was $228,209,000, consisting of unrealized gains of $5,331,000 on securities that had risen in value since their purchase and $233,540,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	241,310
Issued in Lieu of Cash Distributions	—
Redeemed	(1,186)
Net Increase (Decrease) in Shares Outstanding	240,124
1 Inception.

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Institutional Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	1	—	1,392
Vanguard Total Bond Market II
Index Fund	—	807,473	17,521	2,593	—	793,825
Vanguard Total International Bond
Index Fund	—	342,056	4,407	790	—	339,132
Vanguard Total International Stock
Index Fund	—	1,429,304	4,465	5,488	—	1,313,362
Vanguard Total Stock Market
Index Fund	—	2,105,647	9,128	8,450	—	1,974,456
Total	—	4,684,480	35,521	17,322	—	4,422,167
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2010 Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund and Vanguard Institutional Target Retirement 2030 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2010 Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund and Vanguard Institutional Target Retirement 2030 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the period June 26, 2015 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2015

74

Special 2015 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the period ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income Fund	675
Institutional Target Retirement 2010 Fund	—
Institutional Target Retirement 2015 Fund	—
Institutional Target Retirement 2020 Fund	—
Institutional Target Retirement 2025 Fund	—
Institutional Target Retirement 2030 Fund	—

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement Income Fund	24.6%
Institutional Target Retirement 2010 Fund	26.4
Institutional Target Retirement 2015 Fund	33.3
Institutional Target Retirement 2020 Fund	36.7
Institutional Target Retirement 2025 Fund	40.3
Institutional Target Retirement 2030 Fund	44.0

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement Income Fund	768	26
Institutional Target Retirement 2010 Fund	742	27
Institutional Target Retirement 2015 Fund	3,219	135
Institutional Target Retirement 2020 Fund	6,174	276
Institutional Target Retirement 2025 Fund	7,382	347
Institutional Target Retirement 2030 Fund	6,317	313

Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

75

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Institutional Target Retirement Funds utilizing an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group—would provide investment advisory services to the funds. The board determined that the internalized management structure was in the best interests of the funds and their prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services to be provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that, in its management of other Vanguard index funds, the Equity Index Group has a track record of consistent performance and disciplined investment processes. Information about the each fund’s performance since inception can be found in the Performance Summary sections of this report.

Cost

The board considered the cost of services to be provided and concluded that the funds’ acquired fund fees and expenses will be well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about each fund’s expense ratio appears in the Financial Statements sections.

The board did not consider profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the Institutional Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

77

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

78

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

79

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730 112015

Annual Report | September 30, 2015

Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Institutional Target Retirement 2035 Fund.	8
Institutional Target Retirement 2040 Fund.	19
Institutional Target Retirement 2045 Fund.	30
Institutional Target Retirement 2050 Fund.	41
Institutional Target Retirement 2055 Fund.	52
Institutional Target Retirement 2060 Fund.	63
Trustees Approve Advisory Arrangement.	76
Glossary.	77

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Period Ended September 30, 2015
Since Inception
Institutional Target Retirement 2035 Fund (Inception: 6/26/2015)	-8.65%
Target 2035 Composite Index	-8.63
Mixed-Asset Target 2035 Funds Average	-8.83
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2040 Fund (Inception: 6/26/2015)	-9.60%
Target 2040 Composite Index	-9.56
Mixed-Asset Target 2040 Funds Average	-9.34
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2045 Fund (Inception: 6/26/2015)	-9.65%
Target 2045 Composite Index	-9.60
Mixed-Asset Target 2045 Funds Average	-9.70
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2050 Fund (Inception: 6/26/2015)	-9.65%
Target 2050 Composite Index	-9.60
Mixed-Asset Target 2050 Funds Average	-9.70
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2055 Fund (Inception: 6/26/2015)	-9.60%
Target 2055 Composite Index	-9.60
Mixed-Asset Target 2055+ Funds Average	-9.72
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Target Retirement 2060 Fund (Inception: 6/26/2015)	-9.65%
Target 2060 Composite Index	-9.60
Mixed-Asset Target 2055+ Funds Average	-9.72
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

I am pleased to provide you with the first shareholder report for Vanguard Institutional Target Retirement Funds. These new funds, which began operating on June 26, 2015, offer the same sophisticated asset allocation and disciplined, long-term strategy as our traditional Target Retirement Funds, but at a lower cost.

The roughly three months since the funds’ inception through September 30, 2015, were a volatile time for the world’s financial markets. After notching an impressive advance earlier in the fiscal year, U.S. stocks reversed course, but they still held up significantly better than their international counterparts.

Bonds generally outperformed stocks for the period. For international bonds, whether returns were hedged or unhedged for currency effects made a significant difference, a point I’ll revisit later in this letter.

Returns for the six Vanguard Institutional Target Retirement Funds covered in this report ranged from –9.65% for the 2045, 2050 and 2060 Funds to –8.65% for the 2035 Fund. (The funds with retirement dates of 2010 through 2030, along with the Institutional Target Retirement Income Fund, are covered in a separate report.) Given the investment environment, it’s not surprising that the funds with more exposure to bonds and less exposure to stocks performed best.

2

China’s economic woes weighed on global stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11%, as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94%, as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the weakness of international currencies relative to the dollar. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

More conservative funds fared better amid volatility

Vanguard Institutional Target Retirement Funds offer a diversified portfolio of index funds within a single fund that adjusts its underlying asset mix over time. The portfolio gradually shifts from a growth-oriented, stock-heavy asset allocation to one that emphasizes income-generating fixed income securities as the investor’s retirement date approaches. Once its target date is reached, each fund continues to adjust until it enters an income phase, when the portfolio converts to the Income Fund. That fund, which represents a static allocation of about 70% bonds and 30%

In stormy markets, target-date funds can help you stay on course

At Vanguard, we advise investors to avoid overreacting to market noise. But we realize that market turmoil, such as that experienced in recent months, can trigger even seasoned investors to make investment decisions based on emotion.

That’s where target-date funds can help. A Vanguard study of defined-contribution retirement plans found that the increasing use of target-date funds is dramatically improving investor behavior.

Target-date investors, it seems, are better able to weather market volatility and stick with their investment plan—probably because they know that their asset mix is automatically adjusted to fit their age and investment horizon.

According to the Vanguard study How America Saves 2015, when compared with other retirement plan investors, those who held their entire account balance in target-date funds:

• Had more balanced portfolios (including, for example, bonds and international stocks). • Did not hold “extreme” equity allocations (either no stocks or 100% stocks). • Refrained from frequent trading, which typically leads to disappointing results.

4

stocks, is mostly focused on helping investors generate income and preserve their wealth.

As I mentioned, bonds outperformed stocks both for the most recent fiscal year and the period since the funds’ inception. Mirroring this broad market trend, the more conservative of the Institutional Target Retirement Funds—those holding more bonds and fewer stocks—outpaced their more aggressive counterparts. The 2035 Fund, the most conservative of the funds covered in this report, with about 82% of its assets in stocks and 18% in bonds, fared better than the five other funds, which hold about 90% of assets in stocks and 10% in bonds.

These results, of course, largely reflect the performance of the underlying portfolios that make up the Institutional Target Retirement Funds in this report—Vanguard Total Stock Market Index Fund, Vanguard Total International Stock Index Fund, Vanguard Total Bond Market II Index Fund, and Vanguard Total International Bond Index Fund.

Again, in keeping with the broader market trends, the underlying bond portfolios performed best. The Total International Bond Index Fund, which provides broad exposure to non-U.S. investment-grade bonds, was the top performer, returning 1.84%. (All returns for the underlying portfolios are for June 26, 2015, through September 30, 2015.) The Total Bond Market II Index— which offers broad exposure to the U.S. investment-grade fixed income market—also returned 1.84%. Global fixed income markets benefited as investors sought relief from the stock markets’ heightened volatility.

Currency hedging, as I mentioned, was a distinguishing factor in the performance of international bonds. The Total International Bond Index Fund uses currency exchange contracts to minimize the effects of currency fluctuations; this policy largely erased the negative effect of converting foreign bond returns into more expensive U.S. dollars during the period.

The underlying stock funds posted negative returns. The Total Stock Market Index Fund—which provides investors with broad exposure to the entire U.S. stock market—returned –8.94%. The Total International Stock Index Fund, which offers investors exposure to both developed and emerging international economies, returned –13.81%. Both domestic and international equity markets struggled amid volatility later in the period. The strength of the U.S. dollar further hindered results of foreign stocks.

A dose of discipline is crucial when markets become volatile

Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

5

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read

Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 19, 2015

6

Your Fund’s Performance at a Glance
Inception Through September 30, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Institutional Target Retirement 2035 Fund
(Inception: 6/26/2015)	$20.00	$18.27	$0.000	$0.000
Institutional Target Retirement 2040 Fund
(Inception: 6/26/2015)	$20.00	$18.08	$0.000	$0.000
Institutional Target Retirement 2045 Fund
(Inception: 6/26/2015)	$20.00	$18.07	$0.000	$0.000
Institutional Target Retirement 2050 Fund
(Inception: 6/26/2015)	$20.00	$18.07	$0.000	$0.000
Institutional Target Retirement 2055 Fund
(Inception: 6/26/2015)	$20.00	$18.08	$0.000	$0.000
Institutional Target Retirement 2060 Fund
(Inception: 6/26/2015)	$20.00	$18.07	$0.000	$0.000

7

Institutional Target Retirement 2035 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VITFX
30-Day SEC Yield	2.35%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	49.2%
Vanguard Total International Stock Index
Fund Investor Shares	32.7
Vanguard Total Bond Market II Index Fund
Investor Shares	12.7
Vanguard Total International Bond Index
Fund Admiral Shares	5.4

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

8

Institutional Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2035 Fund	-8.65%	$91,350,000
Target 2035 Composite Index	-8.63	91,372,412
Mixed-Asset Target 2035 Funds Average	-8.83	91,168,939
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Institutional Target Retirement 2035 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

10

Institutional Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (49.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	41,200,078	1,980,900

International Stock Fund (32.6%)
Vanguard Total International Stock Index Fund Investor Shares	92,699,736	1,318,190

U.S. Bond Fund (12.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	47,658,000	512,800

International Bond Fund (5.4%)
Vanguard Total International Bond Index Fund Admiral Shares	10,351,388	218,725
Total Investment Companies (Cost $4,270,794)		4,030,615
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $2,065)	2,064,666	2,065
Total Investments (99.9%) (Cost $4,272,859)		4,032,680

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Receivables for Accrued Income		1,045
Receivables for Capital Shares Issued		198,693
Total Other Assets		199,738
Liabilities
Payables for Investment Securities Purchased		(195,117)
Payables for Capital Shares Redeemed		(365)
Other Liabilities		(6)
Total Liabilities		(195,488)
Net Assets (100%)
Applicable to 220,987,496 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,036,930
Net Asset Value Per Share		$18.27

11

Institutional Target Retirement 2035 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,260,892
Undistributed Net Investment Income	16,206
Accumulated Net Realized Gains	11
Unrealized Appreciation (Depreciation)	(240,179)
Net Assets	4,036,930

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement 2035 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	16,206
Net Investment Income—Note B	16,206
Realized Net Gain (Loss) on Affiliated Investment Securities Sold	11
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(240,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	(223,962)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement 2035 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,206
Realized Net Gain (Loss)	11
Change in Unrealized Appreciation (Depreciation)	(240,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	(223,962)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	4,281,978
Issued in Lieu of Cash Distributions	—
Redeemed	(21,086)
Net Increase (Decrease) from Capital Share Transactions	4,260,892
Total Increase (Decrease)	4,036,930
Net Assets
Beginning of Period	—
End of Period[2]	4,036,930

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,206,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Institutional Target Retirement 2035 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.142[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.872)
Total from Investment Operations	(1.730)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.27

Total Return	-8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,037
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.62%[3]
Portfolio Turnover Rate	0%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Institutional Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

16

Institutional Target Retirement 2035 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2015, the fund had $16,217,000 of ordinary income available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $4,272,859,000. Net unrealized depreciation of investment securities for tax purposes was $240,179,000, consisting of unrealized gains of $3,725,000 on securities that had risen in value since their purchase and $243,904,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	222,104
Issued in Lieu of Cash Distributions	—
Redeemed	(1,117)
Net Increase (Decrease) in Shares Outstanding	220,987
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	1	—	2,065
Vanguard Total Bond Market II
Index Fund	—	516,753	6,596	1,723	—	512,800
Vanguard Total International Bond
Index Fund	—	218,947	1,315	529	—	218,725
Vanguard Total International Stock
Index Fund	—	1,434,947	252	5,485	—	1,318,190
Vanguard Total Stock Market
Index Fund	—	2,108,474	175	8,468	—	1,980,900
Total	—	4,279,121	8,338	16,206	—	4,032,680
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

17

Institutional Target Retirement 2035 Fund

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

18

Institutional Target Retirement 2040 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VIRSX
30-Day SEC Yield	2.38%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	53.6%
Vanguard Total International Stock Index
Fund Investor Shares	35.7
Vanguard Total Bond Market II Index Fund
Investor Shares	7.5
Vanguard Total International Bond Index
Fund Admiral Shares	3.2

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

19

Institutional Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2040 Fund	-9.60%	$90,400,000
Target 2040 Composite Index	-9.56	90,440,241
Mixed-Asset Target 2040 Funds Average	-9.34	90,661,674
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

20

Institutional Target Retirement 2040 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

21

Institutional Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (53.5%)
Vanguard Total Stock Market Index Fund Institutional Shares	33,750,760	1,622,736

International Stock Fund (35.6%)
Vanguard Total International Stock Index Fund Investor Shares	75,944,243	1,079,927

U.S. Bond Fund (7.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	21,054,573	226,547

International Bond Fund (3.2%)
Vanguard Total International Bond Index Fund Admiral Shares	4,563,351	96,424
Total Investment Companies (Cost $3,212,954)		3,025,634
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $346)	345,816	346
Total Investments (99.8%) (Cost $3,213,300)		3,025,980
Other Assets and Liabilities (0.2%)
Other Assets		157,106
Liabilities		(151,575)
		5,531
Net Assets (100%)
Applicable to 167,692,448 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,031,511
Net Asset Value Per Share		$18.08

22

Institutional Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Affiliated Vanguard Funds, at Value	3,025,980
Receivables for Capital Shares Issued	156,657
Receivables for Accrued Income	449
Total Assets	3,183,086
Liabilities
Payables for Investment Securities Purchased	151,490
Payables for Capital Shares Redeemed	82
Other Liabilities	3
Total Liabilities	151,575
Net Assets	3,031,511

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	3,206,599
Undistributed Net Investment Income	12,225
Accumulated Net Realized Gains	7
Unrealized Appreciation (Depreciation)	(187,320)
Net Assets	3,031,511

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2040 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	12,225
Net Investment Income—Note B	12,225
Realized Net Gain (Loss) on Affiliated Investment Securities Sold	7
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(187,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	(175,088)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2040 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,225
Realized Net Gain (Loss)	7
Change in Unrealized Appreciation (Depreciation)	(187,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	(175,088)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	3,224,917
Issued in Lieu of Cash Distributions	—
Redeemed	(18,318)
Net Increase (Decrease) from Capital Share Transactions	3,206,599
Total Increase (Decrease)	3,031,511
Net Assets
Beginning of Period	—
End of Period[2]	3,031,511

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,225,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Institutional Target Retirement 2040 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.151[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(2.071)
Total from Investment Operations	(1.920)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.08

Total Return	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,032
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.81%[3]
Portfolio Turnover Rate	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Institutional Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

27

Institutional Target Retirement 2040 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2015, the fund had $12,232,000 of ordinary income available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $3,213,300,000. Net unrealized depreciation of investment securities for tax purposes was $187,320,000, consisting of unrealized gains of $1,525,000 on securities that had risen in value since their purchase and $188,845,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	168,671
Issued in Lieu of Cash Distributions	—
Redeemed	(979)
Net Increase (Decrease) in Shares Outstanding	167,692
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	—	—	346
Vanguard Total Bond Market II
Index Fund	—	229,698	4,250	700	—	226,547
Vanguard Total International Bond
Index Fund	—	96,922	931	217	—	96,424
Vanguard Total International Stock
Index Fund	—	1,170,769	1,083	4,444	—	1,079,927
Vanguard Total Stock Market
Index Fund	—	1,726,822	5,000	6,864	—	1,622,736
Total	—	3,224,211	11,264	12,225	—	3,025,980
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

28

Institutional Target Retirement 2040 Fund

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

29

Institutional Target Retirement 2045 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VITLX
30-Day SEC Yield	2.38%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

30

Institutional Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2045 Fund	-9.65%	$90,350,000
Target 2045 Composite Index	-9.60	90,402,843
Mixed-Asset Target 2045 Funds Average	-9.70	90,297,937
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

31

Institutional Target Retirement 2045 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

32

Institutional Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	25,989,652	1,249,582

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	58,442,313	831,050

U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	14,939,846	160,753

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	3,239,519	68,451
Total Investment Companies (Cost $2,458,554)		2,309,836
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $1,965)	1,964,580	1,965
Total Investments (99.8%) (Cost $2,460,519)		2,311,801
Other Assets and Liabilities (0.2%)
Other Assets		147,802
Liabilities		(142,524)
		5,278
Net Assets (100%)
Applicable to 128,237,024 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,317,079
Net Asset Value Per Share		$18.07

33

Institutional Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Affiliated Vanguard Funds, at Value	2,311,801
Receivables for Capital Shares Issued	147,470
Receivables for Accrued Income	332
Total Assets	2,459,603
Liabilities
Payables for Investment Securities Purchased	142,499
Payables for Capital Shares Redeemed	23
Other Liabilities	2
Total Liabilities	142,524
Net Assets	2,317,079

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,456,215
Undistributed Net Investment Income	9,577
Accumulated Net Realized Gains	5
Unrealized Appreciation (Depreciation)	(148,718)
Net Assets	2,317,079

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

34

Institutional Target Retirement 2045 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	9,577
Net Investment Income—Note B	9,577
Realized Net Gain (Loss) on Affiliated Investment Securities Sold	5
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(148,718)
Net Increase (Decrease) in Net Assets Resulting from Operations	(139,136)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Institutional Target Retirement 2045 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,577
Realized Net Gain (Loss)	5
Change in Unrealized Appreciation (Depreciation)	(148,718)
Net Increase (Decrease) in Net Assets Resulting from Operations	(139,136)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Capital Share Transactions
Issued	2,469,343
Issued in Lieu of Cash Distributions	—
Redeemed	(13,128)
Net Increase (Decrease) from Capital Share Transactions	2,456,215
Total Increase (Decrease)	2,317,079
Net Assets
Beginning of Period	—
End of Period[2]	2,317,079

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,577,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Institutional Target Retirement 2045 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.149[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(2.079)
Total from Investment Operations	(1.930)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.07

Total Return	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,317
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.79[3]
Portfolio Turnover Rate	0%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Institutional Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

38

Institutional Target Retirement 2045 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2015, the fund had $9,582,000 of ordinary income available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $2,460,519,000. Net unrealized depreciation of investment securities for tax purposes was $148,718,000, consisting of unrealized gains of $1,216,000 on securities that had risen in value since their purchase and $149,934,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	128,933
Issued in Lieu of Cash Distributions	—
Redeemed	(696)
Net Increase (Decrease) in Shares Outstanding	128,237
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	—	—	1,965
Vanguard Total Bond Market II
Index Fund	—	161,988	2,105	535	—	160,753
Vanguard Total International Bond
Index Fund	—	68,699	599	163	—	68,451
Vanguard Total International Stock
Index Fund	—	902,655	15	3,486		831,050
Vanguard Total Stock Market
Index Fund	—	1,327,926	—	5,393		1,249,582
Total	—	2,461,268	2,719	9,577	—	2,311,801
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

39

Institutional Target Retirement 2045 Fund

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

40

Institutional Target Retirement 2050 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VTRLX
30-Day SEC Yield	2.38%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

41

Institutional Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2050 Fund	-9.65%	$90,350,000
Target 2050 Composite Index	-9.60	90,402,843
Mixed-Asset Target 2050 Funds Average	-9.70	90,300,263
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

42

Institutional Target Retirement 2050 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

43

Institutional Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	14,135,222	679,621

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	31,785,491	451,990

U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	8,127,652	87,453

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	1,760,756	37,205
Total Investment Companies (Cost $1,334,582)		1,256,269
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $734)	733,561	734
Total Investments (99.9%) (Cost $1,335,316)		1,257,003
Other Assets and Liabilities (0.1%)
Other Assets		84,948
Liabilities		(83,323)
		1,625
Net Assets (100%)
Applicable to 69,650,063 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,258,628
Net Asset Value Per Share		$18.07

44

Institutional Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Affiliated Vanguard Funds, at Value	1,257,003
Receivables for Capital Shares Issued	84,772
Receivables for Accrued Income	176
Total Assets	1,341,951
Liabilities
Payables for Investment Securities Purchased	83,268
Payables for Capital Shares Redeemed	54
Other Liabilities	1
Total Liabilities	83,323
Net Assets	1,258,628

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,331,822
Undistributed Net Investment Income	5,118
Accumulated Net Realized Gains	1
Unrealized Appreciation (Depreciation)	(78,313)
Net Assets	1,258,628

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

45

Institutional Target Retirement 2050 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	5,118
Net Investment Income—Note B	5,118
Realized Net Gain (Loss) on Affiliated Investment Securities Sold	1
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(78,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,194)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Institutional Target Retirement 2050 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,118
Realized Net Gain (Loss)	1
Change in Unrealized Appreciation (Depreciation)	(78,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,194)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	1,341,784
Issued in Lieu of Cash Distributions	—
Redeemed	(9,962)
Net Increase (Decrease) from Capital Share Transactions	1,331,822
Total Increase (Decrease)	1,258,628
Net Assets
Beginning of Period	—
End of Period[2]	1,258,628

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,118,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Institutional Target Retirement 2050 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.149[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(2.079)
Total from Investment Operations	(1.930)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.07

Total Return	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,259
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.81%[3]
Portfolio Turnover Rate	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Institutional Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

49

Institutional Target Retirement 2050 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2015, the fund had $5,119,000 of ordinary income available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $1,335,316,000. Net unrealized depreciation of investment securities for tax purposes was $78,313,000, consisting of unrealized gains of $665,000 on securities that had risen in value since their purchase and $78,978,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	70,183
Issued in Lieu of Cash Distributions	—
Redeemed	(533)
Net Increase (Decrease) in Shares Outstanding	69,650
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	—	—	734
Vanguard Total Bond Market II
Index Fund	—	87,879	903	284	—	87,453
Vanguard Total International Bond
Index Fund	—	37,016	—	87	—	37,205
Vanguard Total International Stock
Index Fund	—	490,214	534	1,866	—	451,990
Vanguard Total Stock Market
Index Fund	—	723,276	2,367	2,881	—	679,621
Total	—	1,338,385	3,804	5,118	—	1,257,003
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

50

Institutional Target Retirement 2050 Fund

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

51

Institutional Target Retirement 2055 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VIVLX
30-Day SEC Yield	2.38%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

52

Institutional Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2055 Fund	-9.60%	$90,400,000
Target 2055 Composite Index	-9.60	90,402,843
Mixed-Asset Target 2055+ Funds Average	-9.72	90,277,069
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

53

Institutional Target Retirement 2055 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

54

Institutional Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	4,186,432	201,284

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	9,415,903	133,894

U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	2,408,854	25,919

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	524,325	11,079
Total Investment Companies (99.8%) (Cost $393,510)		372,176
Other Assets and Liabilities (0.2%)
Other Assets		24,528
Liabilities		(23,670)
		858
Net Assets (100%)
Applicable to 20,637,601 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		373,034
Net Asset Value Per Share		$18.08

55

Institutional Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Affiliated Vanguard Funds, at Value	372,176
Receivables for Capital Shares Issued	24,476
Receivables for Accrued Income	52
Total Assets	396,704
Liabilities
Payables for Investment Securities Purchased	23,608
Payables for Capital Shares Redeemed	20
Other Liabilities	42
Total Liabilities	23,670
Net Assets	373,034

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	392,849
Undistributed Net Investment Income	1,519
Accumulated Net Realized Gains	—
Unrealized Appreciation (Depreciation)	(21,334)
Net Assets	373,034

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. See accompanying Notes, which are an integral part of the Financial Statements.

56

Institutional Target Retirement 2055 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	1,519
Net Investment Income—Note B	1,519
Realized Net Gain (Loss) on Affiliated Investment Securities Sold	—
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(21,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,815)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Institutional Target Retirement 2055 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,519
Realized Net Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	(21,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,815)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	396,960
Issued in Lieu of Cash Distributions	—
Redeemed	(4,111)
Net Increase (Decrease) from Capital Share Transactions	392,849
Total Increase (Decrease)	373,034
Net Assets
Beginning of Period	—
End of Period[2]	373,034

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,519,000.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Institutional Target Retirement 2055 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.157[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(2.077)
Total from Investment Operations	(1.920)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.08

Total Return	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$373
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	3.05%[3]
Portfolio Turnover Rate	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Institutional Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

60

Institutional Target Retirement 2055 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2015, the fund had $1,539,000 of ordinary income available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $393,530,000. Net unrealized depreciation of investment securities for tax purposes was $21,354,000, consisting of unrealized gains of $192,000 on securities that had risen in value since their purchase and $21,546,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	20,856
Issued in Lieu of Cash Distributions	—
Redeemed	(218)
Net Increase (Decrease) in Shares Outstanding	20,638
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Total Bond Market II
Index Fund	—	26,235	454	78	—	25,919
Vanguard Total International Bond
Index Fund	—	11,226	201	24	—	11,079
Vanguard Total International Stock
Index Fund	—	144,862	717	557	—	133,894
Vanguard Total Stock Market
Index Fund	—	213,147	588	860	—	201,284
Total	—	395,470	1,960	1,519	—	372,176
1 Inception.

61

Institutional Target Retirement 2055 Fund

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

62

Institutional Target Retirement 2060 Fund

Fund Profile
As of September 30, 2015

Total Fund Characteristics

Ticker Symbol	VILVX
30-Day SEC Yield	2.38%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

1 This figure—drawn from the prospectus dated June 26, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2015, the annualized acquired fund fees and expenses were 0.10%.

63

Institutional Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2015
Initial Investment of $100,000,000
	Total Returns
	Period Ended September 30, 2015
	Since	Final Value
	Inception	of a $100,000,000
	(6/26/2015)	Investment
Institutional Target Retirement 2060 Fund	-9.65%	$90,350,000
Target 2060 Composite Index	-9.60	90,402,843
Mixed-Asset Target 2055+ Funds Average	-9.72	90,277,069
MSCI US Broad Market Index	-8.94	91,061,036

For a benchmark description, see the Glossary.

Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

64

Institutional Target Retirement 2060 Fund

Fiscal-Period Total Returns (%): June 26, 2015, Through September 30, 2015

65

Institutional Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	1,064,698	51,191

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	2,395,170	34,059

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	613,017	6,596

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	133,258	2,816
Total Investment Companies (Cost $101,167)		94,662
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.189% (Cost $133)	133,000	133
Total Investments (100.0%) (Cost $101,300)		94,795

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Accrued Income		13
Receivables for Capital Shares Issued		3,617
Total Other Assets		3,630
Liabilities
Payables for Investment Securities Purchased		(3,648)
Payables for Capital Shares Redeemed		(8)
Total Liabilities		(3,656)
Net Assets (100%)
Applicable to 5,244,492 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		94,769
Net Asset Value Per Share		$18.07

66

Institutional Target Retirement 2060 Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	100,882
Undistributed Net Investment Income	393
Accumulated Net Realized Losses	(1)
Unrealized Appreciation (Depreciation)	(6,505)
Net Assets	94,769

  See Note A in Notes to Financial Statements.
  Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

67

Institutional Target Retirement 2060 Fund

Statement of Operations

June 26, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Income Distributions Received	393
Net Investment Income—Note B	393
Realized Net Gain (Loss) on Affiliated Investment Securities Sold	(1)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(6,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,113)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

68

Institutional Target Retirement 2060 Fund

Statement of Changes in Net Assets

June 26, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	393
Realized Net Gain (Loss)	(1)
Change in Unrealized Appreciation (Depreciation)	(6,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,113)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	103,763
Issued in Lieu of Cash Distributions	—
Redeemed	(2,881)
Net Increase (Decrease) from Capital Share Transactions	100,882
Total Increase (Decrease)	94,769
Net Assets
Beginning of Period	—
End of Period[2]	94,769

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $393,000.

See accompanying Notes, which are an integral part of the Financial Statements.

69

Institutional Target Retirement 2060 Fund

Financial Highlights

June 26, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.135[2]
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(2.065)
Total from Investment Operations	(1.930)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.07

Total Return	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$95
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.53%[3]
Portfolio Turnover Rate	4%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

70

Institutional Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2015, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

71

Institutional Target Retirement 2060 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2015, the fund had $400,000 of ordinary income available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $101,308,000.

Net unrealized depreciation of investment securities for tax purposes was $6,513,000, consisting of unrealized gains of $61,000 on securities that had risen in value since their purchase and $6,574,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

June 26, 2015[1] to
September 30, 2015
Shares
(000)
Issued	5,395
Issued in Lieu of Cash Distributions	—
Redeemed	(151)
Net Increase (Decrease) in Shares Outstanding	5,244
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	June 26,		Proceeds			Sept. 30,
	2015[1]		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA2	NA [2]	—	—	133
Vanguard Total Bond Market II
Index Fund	—	6,947	394	24	—	6,596
Vanguard Total International Bond
Index Fund	—	2,962	165	8	—	2,816
Vanguard Total International Stock
Index Fund	—	37,732	501	142	—	34,059
Vanguard Total Stock Market
Index Fund	—	55,686	1,099	219	—	51,191
Total	—	103,327	2,159	393	—	94,795
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

72

Institutional Target Retirement 2060 Fund

G. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Institutional Target Retirement 2035 Fund, Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund and Vanguard Institutional Target Retirement 2060 Fund:

In our opinion, the accompanying statements of net assets, statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Target Retirement 2035 Fund, Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund and Vanguard Institutional Target Retirement 2060 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the period June 26, 2015 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2015

74

Special 2015 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the period ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement 2035 Fund	48.4%
Institutional Target Retirement 2040 Fund	51.0
Institutional Target Retirement 2045 Fund	52.1
Institutional Target Retirement 2050 Fund	52.0
Institutional Target Retirement 2055 Fund	51.2
Institutional Target Retirement 2060 Fund	50.2

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement 2035 Fund	6,063	311
Institutional Target Retirement 2040 Fund	4,709	252
Institutional Target Retirement 2045 Fund	3,680	197
Institutional Target Retirement 2050 Fund	1,968	105
Institutional Target Retirement 2055 Fund	580	31
Institutional Target Retirement 2060 Fund	150	8

Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

75

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Institutional Target Retirement Funds utilizing an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group—would provide investment advisory services to the funds. The board determined that the internalized management structure was in the best interests of the funds and their prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services to be provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that, in its management of other Vanguard index funds, the Equity Index Group has a track record of consistent performance and disciplined investment processes. Information about the each fund’s performance since inception can be found in the Performance Summary sections of this report.

Cost

The board considered the cost of services to be provided and concluded that the funds’ acquired fund fees and expenses will be well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about each fund’s expense ratio appears in the Financial Statements sections.

The board did not consider profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the Institutional Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

76

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

77

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

78

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

79

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730B 112015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2015: $737,000 Fiscal Year Ended September 30, 2014: $448,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2015: $7,000,200
Fiscal Year Ended September 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2015: $2,899,096
Fiscal Year Ended September 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2015: $353,389
Fiscal Year Ended September 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2015: $202,313
Fiscal Year Ended September 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2015: $555,702
Fiscal Year Ended September 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.